UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-08542

The Saratoga Advantage Trust

(Exact name of registrant as specified in charter)

1101 Stewart Avenue, Suite 207, Garden City, NY 11530

(Address of principal executive offices)

(Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

516-542-3000

Date of fiscal year end:

8/31

Date of reporting period:2/29/08

Item 1.  Reports to Stockholders.

SEMI-ANNUAL REPORT
AS OF FEBRUARY 29, 2008

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

TABLE OF CONTENTS

Chairman’s Letter	Page 1
Investment Review	Page 5
Schedules of Investments	Page 28
Statements of Assets and Liabilities	Page 48
Statements of Operations	Page 50
Statements of Changes in Net Assets	Page 52
Notes to Financials	Page 56
Financial Highlights	Page 65
Supplemental Information	Page 71
Privacy Notice	Page 73

TRUSTEES AND OFFICERS

Bruce E. Ventimiglia	Trustee, Chairman, President & CEO
Patrick H. McCollough	Trustee
Udo W. Koopmann	Trustee
Floyd E. Seal	Trustee
Stephen H. Hamrick	Trustee
William B. Blundin	Trustee
Stephen Ventimiglia	Vice President & Secretary
Jonathan W. Ventimiglia	Vice President & Assistant Secretary
Mark S. Marrone	Treasurer & Chief Financial Officer
Michael J. Wagner	Chief Compliance Officer
RoseAnne Casaburri	Assistant Secretary
Kevin E. Wolf	Assistant Treasurer

Investment Manager	Distributor
Saratoga Capital Management, LLC	Aquarius Fund Distributors, LLC
1101 Stewart Avenue, Suite 207	4020 South 147th Street
Garden City, New York 11530-4808	Omaha, Nebraska 68137

Transfer & Shareholder Servicing Agent	Custodian
Gemini Fund Services, LLC	The Bank of New York
4020 South 147th Street, Suite 2	1 Wall Street, 25th Floor
Omaha, Nebraska 68137	New York, New York 10286

Administrator & Fund Accounting Agent	Custody Administrator
Gemini Fund Services, LLC	Gemini Fund Services, LLC
450 Wireless Boulevard	450 Wireless Boulevard
Hauppauge, New York 11788	Hauppauge, New York 11788

THE SARATOGA ADVANTAGE TRUST Semi-Annual Report to Shareholders

April 17, 2008 Dear Shareholder:

     We are pleased to provide you with this semi-annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the “Trust”). This report covers the six months from September 1, 2007 through February 29, 2008.

ECONOMIC OVERVIEW

The United States (U.S.) economy slowed during the fourth quarter of 2007, measured by the Gross Domestic Product (GDP) it grew at an annualized rate of .6%. Housing has continued to be one of the largest negative factors affecting the U.S. economy. New private housing starts in December 2007 were near a 16 year low of approximately one million annualized units, and new single family home sales were at an annualized rate of about six hundred and eleven thousand units, near a 12 year low. Retail sales as of December 2007 grew at a year over year (y-o-y) rate of approximately 3.4%, down from a high of just over 9% y-o-y in July 2005. However, the U.S. dollar has continued its recent decline against many major currencies, and as a result of the weaker dollar the U.S. has seen its exports as a percent of its Gross Domestic Product hit a historic high of roughly 12%. Also, as of December 2007 the value of total manufacturers' new orders was at a y-o-y rate of approximately 5.75%, up from a y-o-y low of about -2.03% in January 2007. The Federal Reserve (Fed) continues to address the signs of our economic deceleration in part by reducing the Federal Funds Rate and the Discount Rate. Recently, at the March 18, 2008 Federal Reserve’s Open Market Committee meeting, the Fed released the following statement in part: “The Federal Open Market Committee decided today to lower its target for the federal funds rate 75 basis points to 2-1/4 percent. Recent information indicates that the outlook for economic activity has weakened further. Growth in consumer spending has slowed and labor markets have softened. Financial markets remain under considerable stress, and the tightening of credit conditions and the deepening of the housing contraction are likely to weigh on economic growth over the next few quarters. Inflation has been elevated, and some indicators of inflation expectations have risen. The Committee expects inflation to moderate in coming quarters…”

Inflation as measured by the Consumer Price Index (CPI) increased to just over 4% y-o-y in February 2008, this is up from a low of about 1.97% y-o-y in August 2007. The Fed stated that it expects inflation to moderate in coming quarters. We agree that the CPI could moderate soon as we look to the Personal Income figures as a guide (in the past employment income was a significant factor in sustaining inflation pressures). The most telling measure of wages to us is the compensation of employees (COE) level. When recently comparing the COE to the GDP we found that COE comprises approximately 56.7 cents per dollar of GDP. During past periods of systemic inflation in the U.S. economy COE comprised as high as about 60.1 cents per dollar of GDP. During past periods of mild inflation COE comprised as low as about 55.8 cents per dollar of GDP. The current ratio is much closer to the lower end of its range. If this indicator proves to be correct, inflation in the U.S. could begin to decline soon.

FIVE PRINCIPLES OF SOUND INVESTING

In light of recent stock market volatility, many investors are questioning what they should do with their investments going forward. Let’s revisit some sound investment principles that can help you traverse both rising and falling markets.

1) A well-designed asset allocation strategy can be the anchor for many successful investors. Establish an asset allocation strategy (for example, a strategy to diversify your assets amongst stock, bond and money market mutual funds) that you will be comfortable with in both advancing and declining markets. A sensible asset allocation strategy should take into consideration your: investment objectives, tolerance for risk, income needs and investment time horizon. Review your asset allocation strategy with your financial advisor. If you have implemented an asset allocation strategy that you are comfortable with, then don’t let short-term stock and bond market fluctuations or investment manias change your long-term investment strategy – consider remaining anchored. Remember, it is normal to lose money during various time periods when you invest in stocks and bonds; this is part of the price that investors pay to try to potentially earn higher rates of return over the long haul than they might earn if they place money in investments that don’t fluctuate in value.

2) Many successful investors put professional money managers on their investment teams. We are proud to be able to offer you the ability to access multiple investment asset classes through the Saratoga Advantage Trust’s portfolios. The Trust’s portfolios are managed by some of the world’s leading institutional investment advisory firms. These are the same investment advisory firms that manage money for some of the largest corporations, pension plans and foundations. Each of the advisors has been selected on the basis of their: research capabilities, long-term investment performance, organizational stability, investment philosophy, and other key factors. The Trust’s diversity of portfolio structure is designed to give you the opportunity to more efficiently implement your asset allocation strategy to create a balanced portfolio in accordance with your investment goals and objectives. For your serious, “core” assets, why not let full-time investment professionals purchase and sell securities on your behalf?

3) Stay focused on your long-term investment goals. Monitor your investment results on a regular basis to determine if your long-term investment objectives are being met. When reviewing the performance of the portfolios of the Trust, and the performance of money managers in general, please remember that it is not unusual for managers’ returns to vary significantly from their benchmark indices over short-term measurement periods such as several quarters. In fact, the more volatile the style of management the more likely it is to have significant deviations from the index it is being measured against over short-term measurement periods.

4) Consider adding money to your investment portfolio when it declines in value. Of course, no one can tell you for sure when a market has reached bottom, and there is no guarantee that an investment will rise after a decline. It takes courage to be a successful investor.

5) Be disciplined and patient with your investment strategy. Successful investing requires both discipline and patience.

COMPARING THE PORTFOLIOS’ PERFORMANCE TO BENCHMARKS

When reviewing the performance of the portfolios against their benchmarks, it is important to note that the Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. Each Saratoga portfolio was formed to represent a single asset class, and each portfolio’s institutional money manager was selected based on their ability to manage money within that class. Therefore, the Saratoga portfolios can help investors to properly implement their asset allocation decisions, and keep their investments within the risk parameters that they establish with their investment consultants. Without the intended asset class consistency of the Saratoga portfolios, even the most carefully crafted allocation strategy could be negated. Furthermore, the benchmarks do not necessarily provide precise standards by which to measure the portfolios against in that the characteristics of the benchmarks can vary widely at different points in time from the Saratoga portfolios (e.g., characteristics such as: average market capitalizations, price-to-earnings and price-to-book ratios, bond quality ratings and maturities, etc.). In addition, the benchmarks can potentially have a survivor bias built into them (i.e., the performance of only funds that are still in existence may remain part of the benchmark’s performance while funds that do not exist anymore may be removed from the benchmark’s performance).

ELECTRONIC DELIVERY AVAILABLE

This report can be delivered to you electronically. Electronic delivery can help simplify your record keeping. With electronic delivery you’ll receive an email with a link to your Saratoga Advantage Trust quarterly statement, daily confirmations and/or semi-annual and annual reports each time one is available. You have the ability to choose which items you want delivered electronically. Choose one item or all items. It’s up to you. Please call our Customer Service Department toll-free at 1-888-672-4839 for instructions on how to establish electronic delivery.

AUTOMATED ACCOUNT UPDATES

I am pleased to inform you that you can get automated updates on your investments in the Saratoga Advantage Trust 24 hours a day, everyday, by calling toll-free 1-888-672-4839. For additional information about the Trust, please call your financial advisor, visit our website at www.saratogacap.com or call 1-800-807-FUND.

Finally, following you will find specific information on the investment strategy and performance of each of the Trust’s portfolios. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the Trust’s portfolios.

We remain dedicated to serving your investment needs. Thank you for investing with us.

Best wishes,

Bruce E. Ventimiglia Chairman, President and Chief Executive Officer

Investors should consider the investment objectives, risks, charges and expenses of the Saratoga Funds carefully. This and other information about the Saratoga Funds is contained in your prospectus, which should be read carefully. You can obtain a copy of the prospectus by calling (800) 807-FUND. Past performance is not indicative of future results. Investments in stocks, bonds and mutual funds are not guaranteed and the principal value and investment return can fluctuate. Consequently, investors may receive back less than invested.

The security holdings discussed may not be representative of the Funds’ current or future investments. Portfolio holdings are subject to change and should not be considered to be investment advice. The Funds of the Saratoga Advantage Trust are distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

0402-NLD-4/24/2008

INVESTMENT REVIEW

LARGE CAPITALIZATION VALUE PORTFOLIO

Advised by: Oppenheimer Capital LLC New York, New York

Objective: The Portfolio seeks total return consisting of capital appreciation and dividend income.

		Total Aggregate Return for the Period Ended February 29, 2008
			Large
			Capitalization
			Value Portfolio
			(Class I)
Inception:	9/1/94 — 2/29/08*		7.29%
Ten Year:	3/1/98 — 2/29/08*		1.67%
Five Year:	3/1/03 — 2/29/08*		8.54%
One Year:	3/1/07 — 2/29/08		-17.81%
Six Months: 9/1/07 — 2/29/08			-18.23%

PORTFOLIO ADVISOR COMMENTARY

Turmoil in the housing and credit markets weighed on investors, and ultimately stock returns in the six-month period ending February 29, 2008. Generally, declines in financials and consumer discretionary stocks more than offset gains made by other sectors in the broad market during the period. Financials underperformed in response to credit market concerns and continued subprime mortgage fallout, while consumer discretionary stocks lagged as investors worried about housing’s spillover effects into the broad economy, and ultimately consumer spending.

The Saratoga Large Capitalization Value Portfolio produced a negative return for the period. Portfolio performance during the period was partly negatively affected by a handful of mortgage- and housing-related stocks as credit-market concerns continued to weigh on the market.

While we foresaw weakness in housing and credit, we did not expect the complete shutdown of subprime and “all but vanilla” securitizations, and, like many, we did not anticipate the re-pricing of credit transitioning into a liquidity crisis. In hindsight, we invested too quickly as the perception and reality of the credit crisis expanded.

While we have added to our investments in these sectors as prices have fallen, we have done so more slowly than in prior comparable situations and in a more a diversified manner. We believe the diversification makes it more difficult for the failure of any one security to have a large impact on Portfolio returns or to hamper the Portfolio from benefiting when prices of the other securities rebound. In our view, many financial stocks represent some of the best opportunities in the market following their sell-off in 2007. We believe that many of these companies are priced below their intrinsic value and that the lows for these stocks will be recorded during first quarter, 2008.

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE LARGE CAPITALIZATION VALUE PORTFOLIO VS. BENCHMARKS

The Morningstar Large Value Average (“Large Value Average”), as of February 29, 2008, consisted of 1,531 mutual funds comprised of large market capitalization value stocks. The Large Value Average is not managed and it is not possible to invest directly in the Large Value Average.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

LARGE CAPITALIZATION GROWTH PORTFOLIO Advised by: Loomis, Sayles & Co., L.P. Boston, Massachusetts Objective: The Portfolio seeks capital appreciation.

		Total Aggregate Return for the Period Ended February 29, 2008
			Large
			Capitalization
			Growth Portfolio
			(Class I)
Inception:	9/1/94 — 2/29/08*		6.00%
Ten Year:	3/1/98 — 2/29/08*		0.38%
Five Year:	3/1/03 — 2/29/08*		10.30%
One Year:	3/1/07 — 2/29/08		0.38%
Six Months: 9/1/07 — 2/29/08			-1.39%

PORTFOLIO ADVISOR COMMENTARY

Monsanto (5.88%), Mosaic (0.00%) and MasterCard (3.44%) were the largest contributors to performance for the six-month period ending February 29, 2008. Agricultural stocks Monsanto and Mosaic turned in strong performance towards the end of 2007. Mosaic rallied in similar fashion as Monsanto, as high commodity prices increased demand for Mosaic fertilizer products. Shares of MasterCard were up during the time period after reporting strong quarterly profits. The company benefited from both domestic and international growth as more and more people are using debit and credit cards in lieu of checks and cash.

The largest detractors to performance during the period were Nvidia (0.00%), Nymex Holdings (0.00%) and Foster Wheeler (1.93%) . Shares of Nvidia fell in early 2008, as investors grew concerned regarding the cyclical nature of the stock. Nymex shares fell on concerns surrounding a potential recession in the U.S. Foster Wheeler shares declined during the time period after the oil refinery company reported profit that missed analysts’ estimates.

In light of the recent market conditions, a slowing economy, poor housing market and weak credit markets, we believe that the Federal Reserve and U.S. government are working within their means to help the economy ward off a recession. With this as backdrop, we slightly adjusted the Portfolio’s position. We reduced exposure in technology and added selectively to retailers with strong fundamentals. Going forward, we intend to be vigilant in identifying high-growth opportunities that are likely to shine in a more subdued growth outlook.

*	Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/29/08. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE LARGE CAPITALIZATION GROWTH PORTFOLIO VS. BENCHMARKS

The Morningstar Large Growth Average (“Large Growth Average”), as of February 29, 2008, consisted of 1,887 mutual funds comprised of large market capitalization growth stocks. The Large Growth Average is not managed and it is not possible to invest directly in the Large Growth Average.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MID CAPITALIZATION PORTFOLIO Advised by: Vaughn Nelson Investment Management, L.P. Houston, Texas Objective: The Portfolio seeks long-term capital appreciation.

		Total Aggregate Return for the Period Ended February 29, 2008
			Mid
			Capitalization
			Portfolio
			(Class I)
Inception:	1/7/03 — 2/29/08*		12.32%
Five Year:	3/1/03 — 2/29/08*		14.42%
One Year:	3/1/07 — 2/29/08		-4.33%
Six Months: 9/1/07 — 2/29/08			-8.37%

PORTFOLIO ADVISOR COMMENTARY

Concerns about the weakness in the U. S. economy, the health of the financial system globally, illiquidity in the credit markets, rising commodity prices and the falling dollar all pressured the U.S. stock markets. The Federal Reserve (the "Fed") has shown that it is committed to using all available tools to ease the strains in the credit markets and in the economy. It seems the economy has slowed markedly, and the Fed has said it is more worried about growth than inflation, and will continue to ease interest rates and use other tools as necessary. The decline in the housing market, the de-leveraging occurring in the financial markets and the slowdown in the economy should prevent inflation from accelerating, giving the Fed flexibility to respond as necessary to further weakness. However, we believe the benefits of the Fed’s moves will take time to filter through the economy.

The Saratoga Mid Capitalization Portfolio produced a negative return for the six-month period ending February 29, 2008. However, positive performance in Consumer Staples, Technology and Energy, combined with a void in the weak Telecommunications sector contributed positively to performance. Weakness in the Consumer Discretionary, Financial and Healthcare sectors detracted. Strong performers included Southwestern Energy (2.00%), FMC (0.50%)(chemicals) and Archer Daniels Midland (1.67%)(food products). Concerns about the consumer weakened retailers such as The Men’s Wearhouse (0.00%) and Williams Sonoma (0.00%) which have been sold, and apparel manufacturer Phillips Van Heusen (1.56%) . In recent months the Portfolio has reduced exposure to the consumer and more cyclical companies pending a clearer resolution to the problems afflicting the economy and markets. The Consumer Discretionary (particularly retail), Industrial and Energy sectors were reduced, while the Consumer Staples, Utilities and Financial (insurance, regional brokerage) sectors have been increased. The Portfolio is constructed from a bottom-up stock selection process; we believe that volatility is creating significant valuation disparities, and we are trying to take advantage of them as they develop.

*	Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/29/08. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE MID CAPITALIZATION PORTFOLIO VS. BENCHMARKS

The Morningstar Mid Capitalization Blend Average (“Mid Cap Blend Average”), as February 29, 2008, consisted of 527 mutual funds comprised of mid market capitalization stocks. The Mid Cap Blend Average is not managed and it is not possible to invest directly in the Mid Cap Blend Average.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

SMALL CAPITALIZATION PORTFOLIO Advised by: Fox Asset Management LLC Red Bank, New Jersey Objective: The Portfolio seeks maximum capital appreciation.

		Total Aggregate Return for the Period Ended February 29, 2008
			Small
			Capitalization
			Portfolio
			(Class I)
Inception:	9/1/94 — 2/29/08*		9.92%
Ten Year:	3/1/98 — 2/29/08*		6.59%
Five Year:	3/1/03 — 2/29/08*		14.12%
One Year:	3/1/07 — 2/29/08		-7.30%
Six Months: 9/1/07 — 2/29/08			-10.89%

PORTFOLIO ADVISOR COMMENTARY

The U.S. economy slowed at the end of 2007, as a rapidly deteriorating housing market, an emerging credit crunch, and higher energy prices all weighed on economic activity. Gross Domestic Product rose at a 0.6% annual rate during fourth quarter of 2007, a meaningful decline from the 3-4% rate seen over the prior two quarters. Takeover activity, which had been a significant tailwind for stocks, also slowed as the credit crunched emerged. Lingering concerns over credit and liquidity muted much of the expected benefit from aggressive Federal Reserve actions. Going forward, we believe the economy may improve as the cumulative effects of aggressive fiscal, monetary, and regulatory actions begin to take hold.

We are gradually becoming less wary of the financial services sector, reflecting more attractive valuations, a more favorable yield curve, and aggressive fiscal and monetary policy actions. We are also becoming more positive on consumer discretionary, as that sector may benefit from the fiscal stimulus package and reduced expectations.

As bottom-up stock pickers, we do not try to predict broader stock market performance. That being said, while we would expect continued volatility over the near-term, we believe that aggressive monetary and fiscal policies, combined with a still solid global economy and historically low equity valuations, are all supportive of a rising stock market. As always, we remain steadfast in our commitment to finding well-managed companies, with strong balance sheets and cash flow, selling at discount valuations.

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE SMALL CAPITALIZATION PORTFOLIO VS. BENCHMARKS

The Morningstar Small Blend Average (“Small Blend Average”), as of February 29, 2008, consisted of 686 mutual funds comprised of small market capitalization stocks. The Small Blend Average is not managed and it is not possible to invest directly in the Small Blend Average.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INTERNATIONAL EQUITY PORTFOLIO Advised by: Oppenheimer Capital LLC New York, New York Objective: The Portfolio seeks long-term capital appreciation.

		Total Aggregate Return for the Period Ended February 29, 2008
			International
			Equity
			Portfolio
			(Class I)
Inception:	9/1/94 — 2/29/08*		3.88%
Ten Year:	3/1/98 — 2/29/08*		3.42%
Five Year:	3/1/03 — 2/29/08*		18.18%
One Year:	3/1/07 — 2/29/08		1.06%
Six Months: 9/1/07 — 2/29/08			-3.67%

PORTFOLIO ADVISOR COMMENTARY

A global economic slowdown and continued credit-market concerns weighed on stocks, prompting a selloff that generally sent international stocks falling during the six-month month period ending February 29, 2008. Led by emerging markets, all major currency regions posted a decline, except for Asia/Pacific ex-Japan. Technology and health care stocks, in general, suffered, while utilities and materials stocks generally continued to do well.

During the period, the Saratoga International Equity Portfolio’s exposure increased in the consumer staples, industrials and telecommunications sectors and exposure decreased in the consumer discretionary, financials, and materials sectors. Among consumer staples, the Portfolio purchased Unilever (4.80%), Foster’s Group (1.87%) and Aeon (1.49%) . In health care, the Portfolio purchased Roche Holding (4.30%) . In telecommunications, Telstra Corp (3.58%), Deutsche Telekom (2.10%) and Telefonica (2.99%) were purchased, while Royal KPN NV (0.00%) was sold. In the financials sector, the Portfolio sold Shizuoka Bk (0.00%), Societe Generale (0.00%), Deutsche Bank (0.00%) and Credit Suisse Group (0.00%), but added Banco Santander (2.24%) . In consumer discretionary, Daimler (0.00%) was sold, and Toyota Motor (2.91%) and Continental (2.09%) were added. The Portfolio sold ENI Spa (0.00%) in energy, and Sage Group (0.00%) in technology.

*	Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/29/08. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE INTERNATIONAL EQUITY PORTFOLIO VS. BENCHMARKS

MSCI EAFE® Index (Europe, Australasia, and Far East) is a free float-adjusted, market capitalization Index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of February 29, 2008, the MSCI EAFE ® Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This unmanaged Index assumes the reinvestment of dividends, does not include fees and expenses (which would lower performance) and investors may not invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

HEALTH & BIOTECHNOLOGY PORTFOLIO Advised by: Oak Associates, ltd. Akron, Ohio Objective: The Portfolio seeks long-term capital growth.

		Total Aggregate Return for the Period Ended February 29, 2008
			Health &
			Biotechnology
			Portfolio
			(Class I)
Inception:	1/28/03 — 2/29/08*		4.75%
Five Year:	3/1/03 — 2/29/08*		5.32%
One Year:	3/1/07 — 2/29/08		-2.59%
Six Months:	9/1/07 — 2/29/08		-5.37%

PORTFOLIO ADVISOR COMMENTARY

During the financial crisis and market turmoil of the past six-month period ended February 29, 2008, health care has shown its relative stability. This is not surprising given the sector’s defensive nature. We believe this is likely to continue as long as the market continues its downward path.

For quite some time now the Federal Drug Administration has been on the strict side with regard to product approvals, for which it has taken some heat in the media. Its recent decision to go against a panel recommendation and grant Genentech’s (4.25%) Avastin approval in breast cancer provides hope that the pendulum may start to swing back the other way. Another newsworthy biotech item was the announcement from Biogen IDEC (1.71%) that it was ending the exploration of the possible sale of the company, which drove shares lower after the strong run in the stock since we established a position in the spring of 2007. We still believe a sale is possible, but also believe the firm can do well on its own given the potential of Tysabri for Multiple Sclerosis.

There currently is a wide dispersion in valuations within the sector, meaning that the market is really paying up for what it perceives as quality, leaving many stocks unusually cheap in our opinion. This would seem to fit nicely with our contrarian style, and we are positioning the Saratoga Health & Biotechnology Portfolio to try to take advantage of the situation. Some of the major pharmaceutical stocks, particularly those overseas, have been heavily discounted. This widening of spreads may be at least partially explained by concerns over anticipated changes in the political landscape in 2008. While change may indeed occur, the nature of this change is very difficult to forecast at this point given the uncertainty of election results, the specifics of proposals, and the ultimate timing of legislation.

*	Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/29/08. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE HEALTH & BIOTECHNOLOGY PORTFOLIO VS. BENCHMARKS

The S&P 500®Healthcare Index is a widely-recognized, unmanaged, equally-weighted Index, adjusted for capital gains distributions and income dividends, of securities of companies engaged in the healthcare/biotechnology and medical industries. Index returns assume reinvestment of dividends; unlike the Portfolio's returns, however, Index returns do not reflect any fees or expenses. Such costs would lower performance. It is not possible to invest directly in an Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

TECHNOLOGY & COMMUNICATIONS PORTFOLIO Advised by: Columbus Circle Investors Stamford, Connecticut Objective: The Portfolio seeks long-term growth of capital.

		Total Aggregate Return for the Period Ended February 29, 2008
			Technology &
			Communications
			Portfolio
			(Class I)
Inception:	1/7/03 — 2/29/08*		9.76%
Five Year:	3/1/03 — 2/29/08*		12.27%
One Year:	3/1/07 — 2/29/08		9.10%
Six Months: 9/1/07 — 2/29/08			-9.65%

PORTFOLIO ADVISOR COMMENTARY

While we believe the economy is likely to slow, Gross Domestic Product growth remains in positive territory and fiscal stimulus should reaccelerate growth during 2008. The emerging themes we remain focused on are Video Streaming and Downloading, Internet Advertising, Next-Generation carrier data spending (Voice over IP, 3G, Bandwidth Optimization), Alternative Energy and Security. First Solar (1.70%), Research in Motion (1.14%), and Intuitive Surgical (0.91%) were some of the largest contributors to Portfolio performance. Among the worst hit stocks were semiconductor stocks Nvidia (1.89%), Intel (1.03%), Broadcom (0.00%) and Cavium (0.00%) . Semiconductor stocks suffered from concerns of an ensuing economic downturn.

While economic growth has slowed and lending standards have tightened, we expect a rebound in company fundamentals in the second half of 2008 due to strong emerging market growth, recent fiscal stimulus and solid corporate balance sheets. In addition, video streaming over the internet is the most significant secular driver of technology spending thus far this decade. However, the weakening U.S. consumer and housing markets may have a negative impact on select sectors within technology.

*	Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/29/08. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE TECHNOLOGY & COMMUNICATIONS PORTFOLIO VS. BENCHMARKS

The Lipper Science & Technology Funds Index is an equal-weighted performance Index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds within the Science and Technology fund classification, as defined by Lipper. Indexes are not managed and it is not possible to invest directly in an Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

ENERGY & BASIC MATERIALS PORTFOLIO Advised by: Loomis, Sayles & Co., L.P. Boston, Massachusetts Objective: The Portfolio seeks long-term growth of capital.

		Total Aggregate Return for the Period Ended February 29, 2008
			Energy & Basic
			Materials
			Portfolio
			(Class I)
Inception:	1/7/03 — 2/29/08*		23.66%
Five Year:	3/1/03 — 2/29/08*		25.25%
One Year:	3/1/07 — 2/29/08		30.85%
Six Months: 9/1/07 — 2/29/08			10.19%

PORTFOLIO ADVISOR COMMENTARY

The Saratoga Energy & Basic Materials Portfolio posted a positive return for the six-month period ended February 29, 2008. The period saw oil and gas prices rise dramatically, while returns in the various sub sectors were vastly different during the period. For example, the S&P 500 Producers Index posted an eye opening 43% gain, while the Oil Service Index rose only 2%. Historically, these two indexes rise in tandem, as these stocks are highly dependent on energy commodity price changes.

Oil service names performed poorly partly as a result of disappointing guidance for earnings during the balance of 2008. We believe this as a temporary, largely logistical issue.

The Portfolio’s best performing stocks in the period were Energy and Petroleum names: Range Resources Corp.(2.89%), Consolidated Energy Inc. (0.00%) and Devon Energy Corp. (2.92%) The Portfolio’s worst performing stock was refiner Petroplus Holdings AG (0.00%) .

Given time, we believe our focus on best values will prove to be a solid strategy. The current chaos in the financial markets has resulted in a flood of dollars into commodities (including energy). We have noticed that fundamental performance mattered less during this period. As a former U.S. president once said "this will not stand." We believe that fundamentals do matter and that a focus on valuation will prove a solid strategy.

*	Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/29/08. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE ENERGY & BASIC MATERIALS PORTFOLIO VS. BENCHMARKS

The Lipper Natural Resources Funds Index is an equal-weighted performance Index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds within the Natural Resources fund classification, as defined by Lipper. Indexes are not managed and it is not possible to invest directly in an Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

FINANCIAL SERVICES PORTFOLIO Advised by: Loomis, Sayles & Co., L.P. Boston, Massachusetts Objective: The Portfolio seeks long-term growth of capital.

		Total Aggregate Return for the Period Ended February 29, 2008
			Financial
			Services
			Portfolio
			(Class I)
Inception:	1/7/03 — 2/29/08*		6.66%
Five Year:	3/1/03 — 2/29/08*		9.49%
One Year:	3/1/07 — 2/29/08		-19.30%
Six Months: 9/1/07 — 2/29/08			-13.97%

PORTFOLIO ADVISOR COMMENTARY

For the six-month period ended February 29, 2008 the Saratoga Financial Services Portfolio produced a negative return. However the Portfolio’s diversification, which includes positions in non-traditional financials such as GE, and strong stock selection among traditional financial holdings contributed positively to performance. The top contributors during this period were State Street (4.82%), Berkshire Hathaway (5.44%) and Blackrock (2.06%) .

Shares of State Street increased 28% over the last six months due to solid earnings growth and increased guidance for 2008. In addition, the integration of Investors Financial Services appears to be ahead of plan with increased opportunities for cost savings, cross-selling and client retention. Berkshire Hathaway outperformed other financials as investors fled to safety and positioned themselves defensively by investing in companies with minimal exposure to subprime mortgages. Blackrock shares increased during the period on several better than expected earnings reports as well as a few high-profile business wins. Additionally, in late December, Fitch affirmed its ratings on the company’s Collateralized Debt Obligation assets.

UBS (0.00%), Citigroup (2.42%) and AIG (0.00%) were stocks that detracted from the Portfolio’s performance. Shares of UBS were sold after write-downs of subprime related mortgages were higher than anticipated. Citigroup underperformed after disclosures of additional declines in the value of its subprime exposure led to several management changes. Shares of AIG were sold after weaknesses in the company’s derivatives accounting raised concerns about management credibility, the potential for losses in several business lines, and possible downgrades by the rating agencies.

Since the end of 2007, the Portfolio has been easing off of its defensive position in order to try to capitalize on changes in investor sentiment. The relative overweight in insurance has been reduced while the weighting in banks and diversified financials has been increased. We believe that the market will continue to be sensitive to news flow about the housing market and consumer credit and believe that the Portfolio is well positioned to exploit market volatility.

*	Annualized performance for periods greater than one year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/29/08. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE FINANCIAL SERVICES PORTFOLIO VS. BENCHMARKS

The Lipper Financial Services Funds Index is an equal, dollar-weighted Index of the 30 largest mutual funds within the Financial Services fund classification, as defined by Lipper. The Index is adjusted for the reinvestment of capital gains and income dividends. Indexes are not managed and it is not possible to invest directly in an Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INVESTMENT QUALITY BOND PORTFOLIO Advised by: Fox Asset Management LLC Red Bank, New Jersey Objective: The Portfolio seeks current income and reasonable stability of principal.

		Total Aggregate Return for the Period Ended February 29, 2008
			Investment
			Quality Bond
			Portfolio
			(Class I)
Inception:	9/1/94 — 2/29/08*		5.20%
Ten Year:	3/1/98 — 2/29/08*		4.90%
Five Year:	3/1/03 — 2/29/08*		3.30%
One Year:	3/1/07 — 2/29/08		7.92%
Six Months: 9/1/07 — 2/29/08			6.01%

PORTFOLIO ADVISOR COMMENTARY

The Saratoga Investment Quality Bond Portfolio produced a positive return for the six-month period ended February 29, 2008 despite the turmoil seen in the fixed income markets.

The Portfolio’s performance was helped by our underweight in corporate credit risk – the vast majority of our corporate positions are in the very short maturities – and the overweight in TIPS (U.S. Treasuries that are partially indexed to inflation).

During the period, the fixed income markets became quite unsettled. First, the subprime mortgage crisis injected a new sense of credit concerns. Second, more recently, the severe reduction in perceived liquidity has led to further price weakness for less than the highest quality issues. The Federal Reserve (the “Fed”) has taken unprecedented steps to help alleviate the problems. In addition to the usual response of lowering the Fed Funds and Discount Rates, the Fed has implemented a number of new bold steps to provide liquidity to market participants. It has even expanded the number of participants to whom it will lend, importantly including investment banks for the first time since the Depression. We believe these steps will go a long way to stem the crisis.

Going forward, we anticipate the volatility in the marketplace to continue as the economic environment remains uncertain, offset to some degree by the extraordinary efforts (historic efforts) by the Federal Reserve and other authorities.

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE INVESTMENT QUALITY BOND PORTFOLIO VS. BENCHMARKS

The Lipper Short-Intermediate Investment Grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years. Indexes are not managed, and it is not possible to invest directly in an Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MUNICIPAL BOND PORTFOLIO

Advised by:
Oppenheimer Capital LLC
New York, New York

Objective: The Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

		Total Aggregate Return for the Period Ended February 29, 2008
			Municipal
			Bond Portfolio
			(Class I)
Inception:	9/1/94 — 2/29/08*		4.28%
Ten Year:	3/1/98 — 2/29/08*		3.59%
Five Year:	3/1/03 — 2/29/08*		2.57%
One Year:	3/1/07 — 2/29/08		2.51%
Six Months: 9/1/07 — 2/29/08			2.81%

PORTFOLIO ADVISOR COMMENTARY

The financial world changed in a dramatic way during the past year as a sub prime mortgage problem mushroomed into a tangled leveraged global meltdown. Financial institutions were left holding sometimes worthless mortgage securities which resulted in billions of dollars in write downs and a severe credit contraction. Even municipals were not immune to this morass as bond insurers were in jeopardy of, or did, lose their AAA ratings. Furthermore, over leveraged hedge funds were forced to sell their municipal holdings to meet margin calls, in effect flooding the market with cheaper and cheaper tax-exempt bonds.

Some semblance of order has returned to the municipal market most recently, but volatility may continue for a while. The Saratoga Municipal Bond Portfolio maintained high quality holdings in a marketplace which penalized the lower echelon of investment grade municipals. Though the Portfolio held a high percentage of insured bonds, a sector which did not perform well, the underlying credits of the positions were generally in good standing which helped the Portfolio’s performance. Furthermore, the Portfolio held a high concentration of bonds in the intermediate part of the yield curve which also performed well.

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE MUNICIPAL BOND PORTFOLIO VS. BENCHMARKS

The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. Indexes are not managed and it is not possible to invest directly in an Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Advised by:
Reich & Tang Asset Management, LLC
New York, New York

Objective: The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

U.S. Government
7-Day	Money Market Portfolio
Compounded Yield¹	(Class I)
2/29/08	1.54%

Total Aggregate Return for the Period Ended February 29, 2008

		U.S. Government
		Money Market Portfolio
		(Class I)
Inception:	9/1/94 — 2/29/08*	3.27%
Ten Year:	3/1/98 — 2/29/08*	2.77%
Five Year:	3/1/03 — 2/29/08*	2.04%
One Year:	3/1/07 — 2/29/08	3.60%
Six Months: 9/1/07 — 2/29/08		1.54%

PORTFOLIO ADVISOR COMMENTARY

The Portfolio was invested primarily in U.S. Government Agency notes as of February 29, 2008.

As we look back at 2007 and contemplate what lies ahead for 2008, one cliché that comes to mind is “what was up must eventually come down.” The economy has recently enjoyed one of its most prosperous periods driven largely by a speculative housing market whose growth at one point seemed limitless. Unfortunately, most individuals with knowledge of recent economic history are well educated in the definition of the ultimate conclusion of a cyclical economic period. We experienced a similarly prosperous period during the late 1990’s known as the “dot com” craze. The “irrational exuberance” of that market eventually reached its peak and took a great deal of valuation from the market upon its culmination. The Federal Open Market Committee (“FOMC”) was forced to cut rates to 1.00% to help stimulate the economy and the result of their actions was the birth of an overly prosperous housing market.

The downward spiral of our current market growth cycle is ongoing and the greatest fear is the uncertainty of its ultimate result. The market will continue to watch and scrutinize each piece of news and economic/inflationary data in an attempt to predict the future shape of the short-term interest rate curve and ultimately the next action to be taken by the FOMC. We continue to be concerned with the housing market collapse and its potential drag on the growth of our economy. Future actions by the FOMC will depend on future economic indicators and the degree of liquidity in the short-term debt market. We believe the FOMC has the potential to continue to reduce its target rate further within the next few months, but only time can tell. Therefore, we will continue to be cautious with any of our interest rate predictions and the duration of our purchases in order to try to take advantage of any opportunities in short term interest rates.

An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

¹ The current 7-day yield more closely reflects the current earnings of the Portfolio than the total return quotation.

* Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO (Unaudited)
February 29, 2008

Shares		Value	Shares		Value
	Common Stocks - 99.02%			Health Care Services - 6.07%
	Aerospace & Defense - 7.15%		5,400	Aetna, Inc.	$ 267,840
14,250	Boeing Co.	$ 1,179,757	21,650	WellPoint, Inc. *	1,517,232
2,900	Lockheed Martin Corp.	299,280			1,785,072
9,650	Raytheon Co.	625,706
		2,104,743		Home Builders - 5.37%
			24,150	Centex Corp.	535,888
	Banks - 4.03%		33,672	DR Horton, Inc. +	472,418
6,950	Bank of America Corp.	276,193	17,850	Lennar Corp. +	332,188
7,400	Bank of New York Mellon Corp. (The)	324,638	17,650	Pulte Homes, Inc.	238,981
36,800	National City Corp. +	583,648			1,579,475
		1,184,479
				Insurance - 8.98%
	Beverages - 1.08%		8,000	Allstate Corp.	381,840
5,450	Coca-Cola Co. (The)	318,607	17,950	AMBAC Financial Group, Inc. +	199,963
			13,200	American International Group, Inc.	618,552
	Biotechnology - 0.22%		26,850	Genworth Financial, Inc.	622,383
9,200	Nektar Therapeutics * +	63,940	31,900	MBIA, Inc. +	413,743
			4,100	The Hartford Financial Services
	Capital Markets - 6.62%			Group, Inc.	286,590
21,650	JP Morgan Chase & Co.	880,072	16,250	PMI Group, Inc. (The) +	118,138
13,350	Lehman Brothers Holdings, Inc. +	680,716			2,641,209
9,150	Morgan Stanley	385,398
		1,946,186		Machinery/Instruments - 2.40%
			4,900	3M Co.	384,160
	Commercial Services - 1.59%		8,000	Tyco International, Ltd.	320,480
9,650	ChoicePoint, Inc. * +	467,060			704,640

	Conglomerates - 3.62%			Oil & Gas - 15.74%
32,100	General Electric Co.	1,063,794	17,750	BP PLC - ADR	1,151,443
			17,200	ChevronTexaco Corp.	1,490,552
	Consumer Finance - 2.43%		19,600	ConocoPhillips	1,621,116
15,550	Capital One Financial Corp. +	715,766	5,900	XTO Energy, Inc.	364,089
					4,627,200
	Diversified Financials - 10.14%
31,350	CIT Group, Inc.	696,597		Oil & Gas Service - 2.22%
37,800	Citigroup, Inc.	896,238	2,300	Transocean, Inc. * +	323,173
25,000	Federal National Mortgage Association	691,250	4,800	Weatherford International, Ltd. * +	330,816
27,800	Freddie Mac	700,004			653,989
		2,984,089
				Pharmaceuticals - 3.35%
	Electric - 4.39%		5,300	Roche Holding AG - ADR	520,200
5,300	American Electric Power Co., Inc.	216,876	16,350	Sepracor, Inc. * +	351,035
12,650	PG&E Corp. +	476,399	6,900	Theravance, Inc. * +	113,505
17,300	Southern Co.	597,369			984,740
		1,290,644
				REITS - 3.28%
	Food - 5.93%		17,250	Annaly Capital Management, Inc. +	356,903
17,750	SYSCO Corp.	498,065	38,300	CapitalSource, Inc. +	606,672
39,600	Unilever PLC - ADR	1,246,608			963,575
		1,744,673

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO (Unaudited) (Continued)
February 29, 2008

Shares		Value
	Retail - 3.04%
11,250	Family Dollar Stores, Inc.	$ 215,438
16,850	PetSmart, Inc.	362,781
9,150	Yum ! Brands, Inc.	315,218
		893,437

	Semiconductors - 0.57%
17,150	Taiwan Semiconductor
	Manufacturing Co., Ltd. - ADR	167,041

	Telecommunications - 0.76%
31,700	Sprint Nextel Corp.	225,387

	Total Common Stocks (Cost $32,851,083)	29,109,746

	Short-Term Investments - 1.95%
573,598	Milestone Treasury Obligation Portfolio,
	Institutional Class,
	to yield 2.64%, 3/3/08
	(Cost $573,598)	573,598

	Collateral Received for Securities
	Loaned - 23.77%
6,988,084	Bank of New York Institutional Cash
	Reserve Fund, to yield 3.19%, 3/3/08
	(Cost $6,988,084)	6,988,084

TOTAL INVESTMENTS
(Cost $40,412,765) (a)	124.75%	$ 36,671,428

Liabilities in excess of other assets	-24.75%	(7,274,518)

TOTAL NET ASSETS	100.00%	$ 29,396,910

Percentages indicated are based upon total net assets of $29,396,910

* Non -incoming producing security.
+ All or a portion of the security is on loan.
ADR - American Depositary Receipt

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $40,412,765 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 1,707,569
	Unrealized depreciation:	(5,448,906)
	Net unrealized depreciation:	$ (3,741,337)

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO (Unaudited)
February 29, 2008

Shares		Value	Shares		Value
	Common Stocks - 99.54%			Oil & Gas Exploration - 5.87%
	Agriculture - 2.76%		15,340	Southwestern Energy Co. *	$ 1,000,628
9,979	Bunge, Ltd.	$ 1,106,072	21,853	XTO Energy, Inc.	1,348,549
					2,349,177
	Beverages - 3.55%
24,325	Coca-Cola Co.	1,422,039		Pharmaceuticals - 9.08%
			14,819	Allergan, Inc.	877,729
	Biotechnology - 2.55%		12,661	Express Scripts, Inc.	748,265
18,134	Celgene Corp. *	1,022,213	42,433	Gilead Sciences, Inc. *	2,007,930
					3,633,924
	Chemicals - 5.88%
20,333	Monsanto Co.	2,352,121		Retailing - 6.23%
			33,115	TJX Cos, Inc.	1,059,680
	Computers - 7.00%		28,929	Wal-Mart Stores, Inc.	1,434,589
15,401	Apple Computer, Inc. *	1,925,433			2,494,269
29,031	Cognizant Technology Solutions Corp. *	877,026
		2,802,459		Semiconductors - 3.25%
			16,972	MEMC Electronic Materials, Inc. *	1,294,624
	Diversified Financials - 11.46%
5,954	BlackRock, Inc.	1,150,611		Software - 7.05%
1,660	CME Group, Inc.	852,078	53,036	Activision, Inc. *	1,445,231
7,739	Goldman Sachs Group, Inc.	1,312,767	7,236	Mastercard, Inc. +	1,374,840
4,045	IntercontinentalExchange, Inc. * +	527,064			2,820,071
17,595	Morgan Stanley	741,101
		4,583,621		Telecommunications - 3.22%
			48,071	Juniper Networks, Inc. *	1,289,264
	Energy-Alternate Sources - 3.15%
6,145	First Solar, Inc. * +	1,260,954
				Total Common Stocks (Cost $37,162,738)	39,829,260
	Engineering & Construction - 1.93%
11,797	Foster Wheeler, Ltd. *	772,114		Short-Term Investments - 0.79%
			317,678	Milestone Treasury Obligation Portfolio,
	Healthcare - Products - 4.63%			Institutional Class,
13,392	Hologic, Inc. * +	807,672		to yield 2.64%, 3/3/08
3,719	Intuitive Surgical, Inc. * +	1,048,460		(Cost $317,678)	317,678
		1,856,132

	Internet - 7.72%
14,626	Amazon.com, Inc. * +	942,938
1,709	Google, Inc., Class A *	805,247
11,749	Priceline.com, Inc. * +	1,339,621
		3,087,806

	Machinery - 4.65%
7,117	Deere & Co.	606,440
11,502	Flowserve Corp.	1,252,568
		1,859,008

	Metal Fabrication - 2.00%
7,256	Precision Castparts Corp.	800,990

	Oil & Gas Services - 7.55%
17,509	National Oilwell Varco, Inc. * +	1,090,811
13,747	Transocean, Inc. * +	1,931,591
		3,022,402
See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO (Unaudited) (Continued)
February 29, 2008

Shares		Value
	Collateral Received for Securities
	Loaned - 25.70%
10,284,631	Bank of New York Institutional Cash
	Reserve Fund, to yield 3.19%, 3/3/08
	(Cost $10,284,631)	$ 10,284,631

TOTAL INVESTMENTS
(Cost $47,765,047) (a)	126.04%	$ 50,431,569

Liabilities in excess of other assets	-26.04%	(10,419,025)

TOTAL NET ASSETS	100.00%	$ 40,012,544

Percentages indicated are based upon total net assets of $40,012,544

* Non-income producing securities.
+ All or a portion of the security is on loan.

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $47,765,047 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 4,619,924
	Unrealized depreciation:	(1,953,402)
	Net unrealized appreciation:	$ 2,666,522

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO (Unaudited)
February 29, 2008

Shares		Value	Shares		Value
	Common Stocks - 97.70%			Electric- Independent Power Producer - 1.14%
	Aerospace/Defense - 1.92%		9,400	Calpine Corp. * +	$ 177,472
2,850	Alliant Techsystems, Inc. * +	$ 299,079
				Electric- Intergrated - 1.07%
	Auto Parts & Equipment - 0.43%		7,300	Westar Energy, Inc.	165,929
1,350	Autoliv, Inc.	67,365
				Electronics - Semiconductors/
	Banks - 3.77%			Components - 1.28%
3,575	City National Corp.	183,219	6,100	Arrow Electronics, Inc. *	198,921
9,520	People's Bank +	160,507
5,100	Zions Bancorp +	243,525		Energy Equipment - 2.34%
		587,251	2,175	Energizer Holdings, Inc. *	201,905
			3,225	Grant Prideco, Inc. *	162,766
	Building Materials - 0.60%				364,671
2,475	Lennox International, Inc. +	93,159
				Financial Services - 2.01%
	Capital Markets - 7.58%		3,250	Affiliated Managers Group, Inc. * +	313,138
6,225	Federated Investors, Inc.	252,610
10,225	Jefferies Group, Inc.	181,494		Food Products - 4.82%
3,775	Legg Mason, Inc.	249,301	5,775	Archer-Daniels-Midland Co.	260,452
8,125	Raymond James Financial, Inc. +	182,569	5,625	Hormel Foods Corp. +	229,838
17,150	TD Ameritrade Holding Corp. * +	313,845	4,700	Ralcorp Holdings, Inc. * +	260,615
		1,179,819			750,905

	Chemicals - 4.32%			Gas - 1.19%
7,275	Albemarle Corp.	276,013	7,125	Atmos Energy Corp.	185,250
1,375	FMC Corp.	77,839
11,175	Hercules, Inc. +	204,726		Hand/Machine Tools - 2.41%
5,275	Valspar Corp. +	114,415	2,200	Lincoln Electric Holdings, Inc.	147,708
		672,993	6,175	Regal-Beloit Corp. +	227,981
					375,689
	Commercial Services - 4.12%
10,300	Equifax, Inc.	352,466		Healthcare Providers & Services - 4.92%
9,100	RR Donnelley & Sons Co.	289,653	5,000	Coventry Health Care, Inc. *	259,350
		642,119	5,775	DaVita, Inc. *	286,613
			3,325	Pediatrix Medical Group, Inc. *	219,483
	Computer Peripherals - 3.25%				765,446
16,150	Qlogic Corp. *	255,978
7,400	Varian Associates, Inc. * +	249,972		Home Furnishings - 1.76%
		505,950	9,400	Tempur-Pedic International, Inc. +	163,748
			1,300	Whirlpool Corp.	109,681
	Distribution/Wholesale - 1.41%				273,429
5,475	WESCO International, Inc. *	219,000
				Hotels/Restaurants - 0.99%
	Electrical Equipment &		18,250	Triarc Cos., Inc.	153,665
	Components - 2.72%
4,425	General Cable Corp. * +	273,111		Industrial Conglomerates - 3.53%
2,750	Rockwell Automation, Inc.	150,453	5,825	Granite Construction, Inc. +	175,857
		423,564	4,400	McDermott International, Inc. *	229,768
			2,550	Teleflex, Inc.	144,203
					549,828

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO (Unaudited) (Continued)
February 29, 2008

Shares		Value	Shares		Value
	Insurance - 3.97%			Thrifts & Mortgage Finance - 2.83%
8,175	HCC Insurance Holdings, Inc.	$ 196,690	17,450	New York Community Bancorp, Inc. +	$ 284,959
9,525	IPC Holdings, Ltd.	258,318	5,875	Prosperity Bancshares, Inc.	155,100
4,950	Willis Group Holdings, Ltd.	162,607			440,059
		617,615
				Trading Companies & Distributors - 0.92%
	Leisure Time - 0.58%		1,950	WW Grainger, Inc.	143,637
5,550	Brunswick Corp. +	90,409
				Utilities - Electrical - 1.50%
	Machinery-Diversified - 2.08%		9,175	DPL, Inc. +	234,054
7,325	Graco, Inc. +	254,250
1,650	Ingersoll-Rand Co., Ltd.	69,069		Total Common Stocks (Cost $15,803,600)	15,212,138
		323,319

	Metals & Mining - 2.96%
3,250	Reliance Steel & Aluminum Co.	180,407		Short-Term Investments - 1.32%
7,000	Teck Cominco, Ltd.	279,720	205,263	Milestone Treasury Obligation Portfolio,
		460,127		Institutional Class,
				to yield 2.64%, 3/3/08
	Office/Business Equipment - 1.02%			(Cost $205,263)	205,263
4,450	Pitney Bowes, Inc.	159,221
				Collateral Received for Securities
	Oil & Gas - 9.53%			Loaned - 26.91%
7,675	Helix Energy Solutions Group, Inc. * +	270,314	4,189,304	Bank of New York Institutional Cash
2,800	Oil States International, Inc. * +	118,048		Reserve Fund, to yield 3.19%, 3/3/08
4,475	Pioneer Natural Resources Co.	200,435		(Cost $4,189,304)	4,189,304
6,375	SandRidge Energy, Inc. *	239,955
4,775	Southwestern Energy Co. * +	311,473	TOTAL INVESTMENTS
8,450	Superior Energy Services *	343,831	(Cost $20,198,167) (a)	125.93%	$ 19,606,705
		1,484,056
			Liabilities in excess other assets	-25.93%	(4,036,296)
	Pharmaceuticals - 1.80%
5,950	Barr Pharmaceuticals, Inc. *	280,542	TOTAL NET ASSETS	100.00%	$ 15,570,409

	Real Estate - 1.41%		Percentage indicated are based on net assets of $15,570,409
10,925	CB Richard Ellis Group, Inc. * +	219,156
			* Non-income producing securities.
	Retail - 4.99%		+ All or a portion of the security is on loan.
3,575	Best Buy Co., Inc. +	153,761
6,650	Phillips-Van Heusen Corp.	242,791	(a) Represents cost for financial reporting purposes. Aggregate cost for federal
6,575	Ross Stores, Inc.	183,114	tax purposes is $20,198,167 and differs from market value by net unrealized
8,875	Staples, Inc.	197,469	appreciation (depreciation) of securities as follows:
		777,135
				Unrealized appreciation:	$ 1,007,706
	Software - 4.37%			Unrealized depreciation:	(1,599,168)
4,725	Fiserv, Inc. * +	248,629		Net unrealized depreciation:	$ (591,462)
12,050	Sybase, Inc. * +	320,771
5,020	Tiotal System Services, Inc.	111,595
		680,995

	Telecommunications - 2.17%
1,850	CommScope, Inc. * +	77,478
8,050	Nice Systems, Ltd. *	259,693
		337,171

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Unaudited)
February 29, 2008

Shares		Value	Shares		Value
	Common Stocks - 96.75%			Household Products - 4.32%
	Aerospace/Defense - 2.27%		4,600	Church & Dwight Co., Inc.	$ 245,916
17,700	Carter's, Inc. * +	$ 273,111	7,500	Tupperware Corp.	273,600
					519,516
	Automotive Equipment &
	Manufacturing - 1.58%			Insurance - 6.48%
4,400	BorgWarner, Inc.	189,684	11,300	IPC Holdings, Ltd.	306,456
			7,300	Protective Life Corp.	281,707
	Banks - 9.25%		5,600	Zenith National Insurance Corp.	190,848
10,700	First Midwest Bancorp, Inc. +	278,735			779,011
11,200	Hanmi Financial Corp. +	85,456
6,700	Provident Bankshares Corp. +	85,291		Manufacturing - 12.52%
20,200	Sterling Bancshares, Inc.	188,062	7,800	A.O. Smith Corp. +	284,154
11,000	Trustmark Corp.	217,360	3,400	Albany International Corp., Class A	116,722
22,800	UCBH Holdings, Inc. +	257,412	9,700	Aptargroup, Inc.	363,556
		1,112,316	3,300	Clarcor, Inc. +	118,140
			3,100	Nordson Corp.	159,309
	Chemicals - 2.55%		4,600	Teleflex, Inc.	260,130
14,700	RPM, Inc.	307,377	5,900	Wabtec Corp.	204,199
					1,506,210
	Collectibles - 1.73%
11,200	RC2 Corp. *	207,760		Medical Products - 4.72%
			7,600	Owens & Minor, Inc.	326,572
	Computers - 1.51%		5,800	West Pharmaceutical Services, Inc.	239,540
9,300	Brocade Communications Systems, Inc. *	71,517			566,112
11,800	Ness Technologies, Inc. *	109,976
		181,493		Oil & Gas - 7.02%
			2,400	Cimarex Energy Co.	126,480
	Cosmetics & Personal Care - 2.46%		4,300	Oil States International, Inc. *	181,288
3,800	Chattem, Inc. * +	296,020	14,500	Piedmont Natural Gas Co., Inc. +	356,700
			8,800	Rosetta Resources, Inc. *	180,048
	Diversified Financial Services - 2.02%				844,516
10,500	optionsXpress Holdings, Inc.	243,180
				Pharmaceuticals - 2.55%
	Electric - 6.25%		14,800	Sciele Pharma, Inc. * +	306,360
11,800	Cleco Corp.	270,338
14,200	Pike Electric Corp. * +	183,606		REITS - 5.29%
13,100	Westar Energy, Inc.	297,763	13,400	Senior Housing Properties Trust +	285,018
		751,707	11,500	Strategic Hotels & Resorts, Inc.	163,760
			12,000	Sunstone Hotel Investors, Inc.	187,920
	Electronic Components - 1.37%				636,698
7,500	Technitrol, Inc. +	165,075

	Food - 3.51%			Retail - 5.34%
20,600	Chiquita Brands International, Inc. * +	421,682	10,300	BJ's Wholesale Club, Inc. *	325,068
			3,800	Longs Drug Stores Corp. +	182,514
	Food Processing - 2.62%		4,400	School Specialty, Inc. * +	134,288
9,700	Performance Food Group Co. *	315,250			641,870

	Holding Companies - 3.13%			Saving and Loans - 1.19%
6,900	Walter Industries, Inc. +	376,947	12,500	Performance Food Group Co. *	142,750

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Unaudited) (Continued)
February 29, 2008

Shares		Value
	Semiconductors - 3.35%
8,450	Diodes, Inc. * +	$ 190,717
35,400	ON Semiconductor Corp. * +	212,400
		403,117

	Software - 2.22%
24,100	Epicor Software Corp. * +	266,787

	Transporation - 1.53%
3,500	Bristow Group, Inc. *	184,660

	Total Common Stocks (Cost $10,739,629)	11,639,209

	Short-Term Investments - 1.42%
170,229	Milestone Treasury Obligation Portfolio,
	Institutional Class,
	to yield 2.64%, 3/3/08
	(Cost $170,229)	170,229

	Collateral Received for Securities
	Loaned - 25.45%
3,061,636	Bank of New York Institutional Cash
	Reserve Fund, to yield 3.19%, 3/3/08
	(Cost $3,061,636)	3,061,636

TOTAL INVESTMENTS
(Cost $13,971,494) (a)	123.61%	$ 14,871,074

Liabilities in excess of other assets	-23.61%	(2,840,610)

TOTAL NET ASSETS	100.00%	$ 12,030,464

Percentages indicated are based upon total net assets of $12,030,464

* Non-income producing securities.
+ All or a portion of the security is on loan.

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $13,971,494 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 2,079,692
	Unrealized depreciation:	(1,180,112)
	Net unrealized appreciation:	$ 899,580

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (Unaudited)
February 29, 2008

Shares		Value	Shares			Value
	Common Stocks - 100.09%			ISRAEL - 1.79%
	AUSTRALIA - 5.45%			Pharmaceuticals - 1.79%
	Beverages - 1.87%		4,650	Teva Pharmaceutical Industries, Ltd.		$ 228,176
48,000	Foster's Group, Ltd. - ADR	$ 239,314
				ITALY - 2.82%
	Telecommunications - 3.58%			Banks - 2.82%
20,800	Telstra Corp., Ltd.	457,600	3,600	Intesa Sanpaulo, ADR		360,745

	TOTAL AUSTRALIA	696,914		JAPAN - 19.12%
				Automobiles - 2.91%
	BRAZIL - 3.77%		3,425	Toyota Motor Corp., ADR		371,784
	Oil & Gas - 3.77%
4,100	Petroleo Brasileiro SA, ADR	481,094		Banking & Finance - 1.39%
			2,400	ORIX Corp.		178,176
	FRANCE - 8.24%
	Building Materials - 4.84%			Chemicals - 1.75%
14,300	Lafarge SA	618,475	4,100	Asahi Kasei Corp., ADR		223,450

	Commercial Banking - 1.98%			Distribution/Wholesale - 2.23%
5,600	BNP Paribas SA, ADR	253,212	650	Mitsui & Co., Ltd.		285,344

	Insurance - 1.42%			Metal Processing - 3.71%
5,400	AXA SA, ADR	181,764	5,400	NSK, Ltd., ADR		473,579

	TOTAL FRANCE	1,053,451		Photo/Office Equipment - 2.25%
			6,400	Canon, Inc., ADR		287,104
	GERMANY - 11.69%
	Auto Parts - 2.09%			Retail - 1.49%
2,700	Continental AG	266,959	15,500	Aeon Co., Ltd., ADR *		190,726

	Chemicals - 1.36%			Toys - 3.39%
2,250	Bayer AG, ADR	173,587	6,750	Nintendo Co., Ltd. - ADR		432,796

	Diversified Manufacturing - 2.20%			TOTAL JAPAN		2,442,959
2,200	Siemens AG, ADR	280,852
				LUXEMBOURG - 3.55%
	Electrical Utilities - 3.94%			Metal Hardware - 1.95%
4,150	RWE Aktiengesellschaf SP, ADR	503,693	5,600	Tenaris SA, ADR		248,920

	Telecommunications - 2.10%			Iron/Steel - 1.60%
14,200	Deutsche Telekom AG - ADR	268,238	2,700	ArcelorMittal		205,254

	TOTAL GERMANY	1,493,329		TOTAL LUXEMBOURG		454,174

	FINLAND - 2.06%			MEXICO - 2.05%
	Telecommunications - 2.06%			Media - 2.05%
7,300	Nokia OYJ	262,873	11,900	Grupo Televisa SA		261,800

	GREECE - 2.54%
	Banks - 2.54%
29,700	National Bank of Greece SA, ADR	324,621

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (Unaudited) (Continued)
February 29, 2008

Shares		Value	Shares			Value
	RUSSIA - 1.43%			Oil & Gas - 7.13%
	Oil & Gas - 1.43%		8,850	BP PLC - ADR		$ 574,099
3,600	Gazprom OAO	$ 182,880	5,250	Centrica PLC - ADR		337,321
						911,420

	SPAIN - 5.23%			Telecommunications - 1.84%
	Banks - 2.24%		7,300	Vodafone Group PLC		235,279
16,100	Banco Santander SA	286,258
				TOTAL UNITED KINGDOM		1,925,472
	Telecommunications - 2.99%
2,700	Telefonica SA	381,656		UNITED STATES - 1.47%
				Equity Fund - 1.47%
	TOTAL SPAIN	667,914	15,000	iShares MSCI Malaysia Index Fund		187,950

	SWEDEN - 6.61%			Total Common Stocks (Cost $12,515,895)		12,787,758
	Banks - 1.50%
6,950	Swedbank AB, ADR	189,805
				Short-Term Investments - 0.08%
	Metal Processing - 5.11%		10,282	Milestone Treasury Obligation Portfolio,
20,900	Sandvik AB, ADR	357,371		Institutional Class,
15,900	SFK AB, ADR	295,715		to yield 2.64%, 3/3/08
		653,086		(Cost $10,282)		10,282

	TOTAL SWEDEN	842,891	TOTAL INVESTMENTS
			(Cost $12,526,177) (a)		100.17%	$ 12,798,040
	SWITZERLAND - 7.20%
	Food & Food Services - 2.90%		Liabilities in excess of other assets		-0.17%	(21,663)
3,100	Nestle SA, ADR	370,869
			TOTAL NET ASSETS		100.00%	$ 12,776,377
	Pharmaceuticals - 4.30%
5,600	Roche Holding AG, ADR	549,646	Percentages indicated are based upon total net assets of $12,776,377

	TOTAL SWITZERLAND	920,515	* Non-incoming producing security.

	UNITED KINGDOM - 15.07%		ADR-American Depositary Receipt
	Food & Food Services - 6.10%
6,900	Tesco PLC, ADR	164,913	(a) Represents cost for financial reporting purposes. Aggregate cost for federal
19,500	Unilever PLC - ADR	613,860	tax purposes is $12,526,177 and differs from market value by net unrealized
		778,773	appreciation (depreciation) of securities as follows:

				Unrealized appreciation:		$ 1,246,560
				Unrealized depreciation:		(974,697)
				Net unrealized appreciation:		$ 271,863

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
HEALTH & BIOTECHNOLOGY PORTFOLIO (Unaudited)
February 29, 2008

Shares		Value	Shares			Value
	Common Stocks - 98.94%			Short-Term Investments - 1.26%
	Biotechnology - 28.62%		258,736	Milestone Treasury Obligation Portfolio,
36,400	Affymetrix, Inc. * +	$ 698,152		Institutional Class,
25,700	Amgen, Inc. *	1,169,864		to yield 2.64%, 3/3/08
6,000	Biogen Idec, Inc. *	350,160		(Cost $258,736)		$ 258,736
116,121	Cell Genesys, Inc. * +	274,045
11,500	Genentech, Inc. *	871,125		Collateral Received for Securities
11,500	Genzyme Corp. *	815,580		Loaned - 30.94%
20,000	Human Genome Sciences, Inc. * +	118,200	6,335,331	Bank of New York Institutional Cash
18,500	Invitrogen Corp. * +	1,563,066		Reserve Fund, to yield 3.19%, 3/3/08
		5,860,192		(Cost $6,335,331)		6,335,331

	Healthcare - Equipment			TOTAL INVESTMENTS
	& Supplies - 17.62%			(Cost $29,060,215) (a)	131.13%	$ 26,853,669
19,600	Covidien, Ltd. *	838,684
25,100	Medtronic, Inc.	1,238,936		Liabilities in excess of other assets	-31.13%	(6,376,234)
3,500	Stryker Corp.	227,885
12,000	Techne Corp. * +	820,680		TOTAL NET ASSETS	100.00%	$ 20,477,435
8,100	Waters Corp. *	482,841
		3,609,026
			Percentages indicated are based on net assets of $20,477,435
	Healthcare - Providers
	& Service - 15.97%			* Non-income producing securities.
25,500	AmerisourceBergen Corp. +	1,063,860		+ All or a portion of the security is on loan.
9,000	IMS Health, Inc.	202,590		ADR - American Depositary Receipt
38,726	PharMerica Corp. * +	570,047
23,000	UnitedHealth Group, Inc.	1,069,040	(a) Represents cost for financial reporting purposes. Aggregate cost for federal
5,200	WellPoint, Inc. *	364,416	tax purposes is $29,060,215 and differs from market value by net unrealized
		3,269,953	appreciation (depreciation) of securities as follows:

	Pharmaceuticals - 36.73%			Unrealized appreciation:		$ 1,666,482
8,000	AstraZeneca PLC	301,040		Unrealized depreciation:		(3,873,028)
53,156	Corcept Therapeutics, Inc. * +	136,611		Net unrealized depreciation:		$ (2,206,546)
17,000	Eli Lilly & Co.	850,340
4,000	GlaxoSmithKline PLC - ADR	175,640
13,000	Johnson & Johnson	805,480
58,000	King Pharmaceuticals, Inc. * +	614,800
20,000	Medicis Pharmaceutical Corp., Class A +	410,200
39,000	Mylan Laboratories, Inc. +	461,760
59,500	Pfizer, Inc.	1,325,660
31,000	Teva Pharmaceutical Industries, Ltd.	1,521,170
33,000	Watson Pharmaceuticals, Inc. * +	917,730
		7,520,431

	Total Common Stocks (Cost $22,466,148)	20,259,602

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
TECHNOLOGY & COMMUNICATIONS PORTFOLIO (Unaudited)
February 29, 2008

Shares		Value	Shares		Value
	Common Stocks - 97.79%			Machinery-Construction & Mining - 1.03%
	Aerospace/Defense - 1.58%		2,700	Joy Global, Inc.	$ 179,199
2,650	Lockheed Martin Corp.	$ 273,480
				Media - 1.97%
	Biotechnology - 3.17%		9,400	Comcast Corp. *	183,676
3,600	Genetech, Inc.	272,700	7,874	DG FastChannel, Inc. *	158,976
19,800	Millennium Pharmaceuticals, Inc. *	277,002			342,652
		549,702
				Oil & Gas Service - 1.67%
	Commercial Services - 4.95%		4,200	Weatherford International, Ltd. *	289,464
3,400	Alliance Data Systems Corp. *	172,142
3,800	Bankrate, Inc. *	160,588		Semiconductors - 11.89%
7,500	St. Jude Medical, Inc. *	322,350	9,600	Altera Corp.	164,255
4,150	Teva Pharmaceutical Industries, Ltd.	203,641	32,230	Applied Materials, Inc. #	617,849
		858,721	8,400	Cavium Networks, Inc *	119,448
			13,130	Intel Corp.	178,553
	Consumer Discretionary - 6.53%		8,800	Microchip Technology, Inc.	270,864
9,000	Baxter International, Inc.	531,180	8,700	Netlogic Microsystems, Inc. *	205,320
7,350	Hologic, Inc. *	443,278	15,300	Nvidia Corp. * +	327,267
560	Intuitive Surgical, Inc. * +	157,875	8,000	Xilinx, Inc.	178,880
		1,132,333			2,062,436

	Electronics - 3.99%			Telecommunications - 10.15%
13,250	Agilent Technologies, Inc. *	405,582	18,300	AT&T, Inc.	637,388
6,500	Dolby Laboratories, Inc. * #	287,625	7,874	China Mobile, Ltd.	291,018
		693,207	11,400	Corning, Inc.	264,822
			17,600	Vodafone Group PLC	567,248
	Energy - Alternate Sources - 1.70%				1,760,476
1,440	First Solar, Inc. *	295,488
				Total Common Stocks (Cost $15,008,708)	16,967,920
	Information Technology - 49.16%
11,630	Adobe Systems, Inc. *	391,350		Short-Term Investments - 2.81%
26,200	Alibaba.com, Ltd. *	63,508	487,413	Milestone Treasury Obligation Portfolio,
6,210	Apple Computer, Inc. * #	776,374		Institutional Class,
11,550	Blue Coat Systems, Inc. * +	271,194		to yield 2.64%, 3/3/08
31,370	Cisco Systems, Inc. * #	764,487		(Cost $487,413)	487,413
6,950	DST Systems, Inc. * +	488,307
1,150	Google, Inc. * #	541,857
18,610	Hewlett-Packard Co. #	888,999		Collateral Received for Securities
7,350	International Business Machines Corp.	836,871		Loaned - 23.08%
8,200	Juniper Networks Corp. * +	219,924	4,005,046	Bank of New York Institutional Cash
27,980	Microsoft Corp.	761,616		Reserve Fund, to yield 3.19%, 3/3/08
19,600	Nokia OYJ Corp.	705,796		(Cost $4,005,046)	4,005,046
5,659	Omniture, Inc. * +	130,044
45,020	Oracle Corp. * #	846,376
13,110	Qualcomm, Inc. #	555,471
1,900	Research In Motion, Ltd. *	197,220
5,400	Yucheng Technologies, Ltd. *	91,368
		8,530,762

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
TECHNOLOGY & COMMUNICATIONS PORTFOLIO (Unaudited) (Continued)
February 29, 2008
		Value
TOTAL INVESTMENTS
(Cost $19,501,167) (a)	123.68%	$ 21,460,379

Liabilities in excess of other assets	-23.68%	(4,108,612)

TOTAL NET ASSETS	100.00%	$ 17,351,767

Percentages indicated are based on net assets of $17,351,767

* Non-income producing securities.
+ All or a portion of the security is on loan.
# All or a portion of this security is segregated as collateral for open written options.

ADR - American Depositary Receipt

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $19,501,167 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 2,639,598
	Unrealized depreciation:	(680,386)
	Net unrealized appreciation:	$ 1,959,212

Schedule of Call Options Written

Contracts		Value
20	Apple Computer, Inc.
	Expiration July 2008, Exercise Price $140.00	$ 18,601
100	Applied Materials, Inc.
	Expiration July 2008, Exercise Price $20.00	14,500
225	Cisco Systems, Inc.
	Expiration July 2008, Exercise Price $27.50	20,700
75	Cisco Systems, Inc.
	Expiration January 2009, Exercise Price $25.00	23,250
30	Dolby Labortories
	Expiration September 2008, Exercise Price $60.00	5,850
5	Google, Inc. Class A
	Expiration January 2009, Exercise Price $600.00	14,000
180	Hewlett Packard Company
	Expiration January 2009, Exercise Price $45.00	136,800
450	Oracle Corporation
	Expiration January 2009, Exercise Price $22.50	58,500
50	Qualcomm Incorporated
	Expiration July 2008, Exercise Price $45.00	14,300

	(Proceeds $351,601)	$ 306,501

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
ENERGY & BASIC MATERIALS PORTFOLIO (Unaudited)
February 29, 2008

Shares		Value	Shares		Value
	Common Stocks - 95.02%			Oil - Integrated Domestic - 14.59%
	Chemicals - 6.63%		6,278	ConocoPhillips	$ 519,253
4,330	Air Products and Chemicals, Inc.	$ 395,459	4,011	Petroleo Brasileiro SA - ADR	470,651
6,688	Praxair, Inc.	536,913	6,868	Royal Dutch Shell PLC - ADR	490,719
		932,372	7,589	Total Fina Elf SA - ADR	572,135
					2,052,758
	Electrical Components & Equipment - 7.60%
12,821	Gamesa Corp Tecnologica SA	528,434		Oil - Refining & Marketing - 1.74%
8,754	General Cable Corp. *	540,297	12,322	Western Refining, Inc.	245,454
		1,068,731
				Packaging & Containers - 3.34%
	Forest Products & Paper - 3.21%		18,545	Pactiv Corp. *	469,559
7,384	Weyerhaeuser Co.	451,901
				Transportation - 4.15%
	General Contractors - 4.52%		10,407	Tidewater, Inc.	584,353
8,738	Chicago Bridge & Iron Co.	406,492
6,898	KBR, Inc.	229,910		Total Common Stocks (Cost $11,662,884)	13,369,110
		636,402

	Iron / Steel - 1.97%
2,550	United States Steel Corp.	276,547		Short-Term Investments - 5.70%
			802,448	Milestone Treasury Obligation Portfolio,
	Machinery - Construction & Mining - 6.70%			Institutional Class,
3,192	Joy Global, Inc.	211,853		to yield 2.64%, 3/3/08
29,473	Kinross Gold Corp. *	730,930		(Cost $802,448)	802,448
		942,783
			TOTAL INVESTMENTS
	Mining - 2.60%		(Cost $12,465,331) (a)	100.72%	$ 14,171,558
3,630	Freeport-McMoran Copper & Gold, Inc.	366,122
			Liabilities in excess of other assets	-0.72%	(101,314)
	Oil Cos. - Exploration & Production - 18.56%
4,000	Devon Energy Corp.	410,880	TOTAL NET ASSETS	100.00%	$ 14,070,244
43,808	Grey Wolf, Inc. *	271,610
18,422	Parallel Petroleum Corp. *	340,438	Percentages indicated are based on net assets of $14,070,244
28,539	PetroHawk Energy Corp. *	515,985
5,634	Petroleum Development Corp. *	393,028	* Non-income producing securities.
6,639	Range Resources Corp.	406,174	ADR - American Depositary Receipt
16,123	Tailsman Energy, Inc.	273,285
		2,611,400	(a) Represents cost for financial reporting purposes. Aggregate cost for federal
			tax purposes is $12,465,331 and differs from market value by net unrealized
	Oil & Gas - Drilling Services - 5.93%		appreciation (depreciation) of securities as follows:
5,060	Noble Corp.	248,699
14,515	Rowan Cos, Inc.	585,100		Unrealized appreciation:	$ 2,219,699
		833,799		Unrealized depreciation:	(513,473)
				Net unrealized appreciation:	$ 1,706,226
	Oil & Gas - Equipment & Services - 13.48%
14,393	Acergy SA - ADR	308,874
5,364	Baker Hughes, Inc.	360,944
6,854	Cie Generale de Geophysique-
	Veritas - ADR *	333,241
15,310	Halliburton Corp.	586,373
4,891	W-H Energy Services, Inc. *	307,497
		1,896,929

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
FINANCIAL SERVICES PORTFOLIO (Unaudited)
February 29, 2008

Shares		Value	Shares			Value
	Common Stocks - 90.28%			Manufacturing - 4.03%
	Banks - 31.30%		3,237	General Electric Co.		$ 107,274
2,988	Bank of America Corp.	$ 118,743
3,425	HSBC Holdings PLC	52,188		Total Common Stocks (Cost $2,539,125)		2,405,650
1,632	Julius Baer Holdings AG	121,485
3,616	Piraeus Bank SA	108,472		Short-Term Investments - 7.38%
2,159	PNC Financial Services Group, Inc.	132,627	196,794	Milestone Treasury Obligation Portfolio,
1,634	State Street Corp.	128,351		Institutional Class,
2,715	US Bancorp	86,934		to yield 2.64%, 3/3/08
2,919	Wells Fargo & Co.	85,322		(Cost $196,794)		196,794
		834,122
			TOTAL INVESTMENTS
	Diversified Financials - 33.93%		(Cost $2,735,919) (a)		97.66%	$ 2,602,444
2,828	American Express Co.	119,624
284	Blackrock, Inc.	54,883	Assets in excess of other liabilities		2.34%	62,618
2,716	Citigroup, Inc.	64,396
223	CME Group, Inc.	114,466	TOTAL NET ASSETS		100.00%	$ 2,665,062
1,069	Franklin Resources, Inc.	100,882
622	Goldman Sachs Group, Inc.	105,510	Percentages indicated are based on net assets of $2,665,062
2,734	JPMorgan Chase & Co.	111,137
755	Man Group, PLC	84,303	* Non-income producing securities.
3,192	MF Global, Ltd. *	56,020
2,211	Morgan Stanley	93,127	(a) Represents cost for financial reporting purposes. Aggregate cost for federal
		904,348	tax purposes is $2,735,919 and differs from market value by net unrealized
			appreciation (depreciation) of securities as follows:
	Insurance - 21.01%
2,432	ACE, Ltd.	136,776		Unrealized appreciation:		$ 208,317
31	Berkshire Hathaway, Inc., Class B *	144,910		Unrealized depreciation:		(341,792)
2,640	Chubb Corp.	134,376		Net unrealized depreciation:		$ (133,475)
2,469	Metlife, Inc.	143,844
		559,906

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INVESTMENT QUALITY BOND PORTFOLIO (Unaudited)
February 29, 2008

Principal		Value	Principal		Value
	U.S. Government			Financial Services - 25.04%
	and Agencies - 44.83%		$ 200,000	Citicorp
	Federal National Mortgage			7.25%, 10/15/11	$ 220,281
	Association - 27.91%			General Electric Capital Corp.:
$ 900,000	2.65%, 6/30/08	$ 899,879	150,000	3.50%, 10/15/08	149,948
1,000,000	4.125%, 4/15/14 +	1,024,457	50,000	3.20%, 2/15/09	49,937
700,000	5.00%, 4/15/15 +	747,553	400,000	Goldman Sachs Group, Inc.,
468,586	5.375%, 8/15/11	476,750		6.65%, 5/15/09	415,787
1,000,000	5.125%, 10/18/16 +	1,066,100		Household Finance Corp.:
		4,214,739	150,000	3.65%, 3/15/08	149,964
			100,000	HSBC Finance Corp.,
	U.S. Treasury Notes - 7.88%			4.45%, 9/15/08	100,152
600,000	4.50%, 11/15/15 +	649,750	700,000	International Lease Finance Corp.
300,000	5.125%, 5/15/16 +	337,671		4.375%, 11/1/09	703,880
100,000	4.875%, 8/15/16 +	110,528	800,000	J.P. Morgan Chase & Co.,
85,000	4.75%, 8/15/17 +	92,609		3.80%, 10/2/09	806,674
		1,190,558	300,000	John Deere Capital Corp.
				5.40%, 4/7/10	314,251
	U.S. Treasury Inflation		590,000	Lehman Brothers Holdings, Inc.,
	Protection Securities - 9.03%			6.50%, 7/19/17	598,189
1,100,000	1.875%, 7/15/13 +	1,363,339	200,000	Merrill Lynch & Co., Inc.,
				5.77%, 7/25/11+	205,194
	Total U.S. Government		65,000	National Rural Utilites Cooperative
	and Agencies (Cost $6,313,617)	6,768,636		Finance Corp., 4.35%, 11/15/11	66,204
					3,780,461
	Corporate Notes and Bonds - 49.81%
	Aerospace/Defense - 1.10%			Machinery-Construction & Mining - 0.72%
158,000	United Technologies Corp., 6.50%, 6/1/09	164,562	100,000	Caterpillar, Inc., 6.55%, 5/1/11	109,171

	Banks - 4.04%			Oil/Gas - 1.46%
300,000	Bank of America Corp., 5.75%, 12/1/17	310,196	200,000	Ocean Energy, Inc., 7.25%, 10/1/11	221,284
300,000	FleetBoston Financial Corp., 6.50%, 3/15/08	300,217
		610,413		Pipelines - 2.86%
			400,000	Consolidated Natural Gas Co.,
	Chemicals - 1.42%			6.25%, 11/1/11	432,086
	Monsanto Co.:
100,000	4.00%, 5/15/08	100,044		Telecommunications - 4.75%
100,000	7.375%, 8/15/12	113,877	587,000	AT&T, Inc.
		213,921		5.30%, 11/15/10	612,458
			100,000	Verizon Communications, Inc.,
	Commercial -MBS - 1.30%			5.35%, 2/15/11	104,681
200,000	Citigroup Commercial Mortgage Trust				717,139
	5.378%, 10/15/49	196,141
				Total Corporate Notes and Bonds
	Electric Utilities - 7.12%			(Cost $7,343,089)	7,520,829
215,000	Baltimore Gas & Electric Co., 6.625%, 3/15/08	215,169
200,000	DPL, Inc., 6.875%, 9/1/11	217,963
510,000	FPL Group Capital, Inc., 5.625%, 9/1/11	541,231
100,000	Potomac Electric Power Co., 5.875%, 10/15/08	101,288
		1,075,651

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INVESTMENT QUALITY BOND PORTFOLIO (Unaudited) (Continued)
February 29, 2008

Shares		Value
	Short-Term Investments - 4.44%
670,299	Milestone Treasury Obligation Portfolio,
	Institutional Class,
	to yield 2.64%, 3/3/08
	(Cost $670,299)	$ 670,299

	Collateral Received for Securities
	Loaned - 26.81%
4,047,876	Bank of New York Institutional Cash
	Reserve Fund, to yield 3.19%, 3/3/08
	(Cost $4,047,876)	4,047,876

TOTAL INVESTMENTS
(Cost $18,374,881) (a)	125.88%	$ 19,007,641

Liabilities in excess of other assets	-25.88%	(3,907,686)

TOTAL NET ASSETS	100.00%	$ 15,099,955

Percentages indicated are based upon total net assets of $15,099,955

+ All or a portion of the security is on loan.

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $18,374,881 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 637,619
	Unrealized depreciation:	(4,859)
	Net unrealized appreciation:	$ 632,760

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO (Unaudited)
February 29, 2008

Principal		Value	Principal		Value
	Municipal Bonds - 96.26%			NEW JERSEY - 4.60%
	CALIFORNIA - 7.49%			Water/Sewer - 4.60%
	Housing - 0.92%		$ 200,000	New Jersey Economic Development
$ 40,000	State Housing Financing Agency			Authority, Water Facilities, Revenue,
	Revenue, Single Family Mortgage			5.35%, 2/1/38, MBIA	$ 200,004
	Purchase Amount, Series A, Class I,
	5.30%, 8/1/18, FHA	$ 40,127		NEW YORK - 8.75%
				General Obligation - 3.51%
	Education - 6.56%		150,000	City of New York, 5.00%, 8/1/23, FSA	152,583
250,000	Alvord California Union School District,
	Series A, 5.90%, 2/1/20, MBIA	285,368		Public Facilities - 5.24%
	TOTAL CALIFORNIA	325,495	200,000	New York State Dormitory Authority,
				New York University, Revenue, Series A
	COLORADO - 2.51%			5.75%, 7/1/13, AMBAC	227,830
	Public Facilities - 2.51%			TOTAL NEW YORK	380,413
100,000	Denver, CO City & County Excise Tax
	Revenue, Convention Center Project,			NORTH CAROLINA - 6.06%
	5.50%, 9/1/17, FSA	108,972		General Obligation - 2.38%
			100,000	Mecklenburg County, Series B,
	DISTRICT OF COLOMBIA - 2.11%			4.50%, 2/1/18	103,348
	Public Facilities - 2.11%
100,000	Washington D.C. Convention Center			Water/Sewer - 3.69%
	Authority Dedicated Tax Revenue,		150,000	Wilmington, NC Water & Sewer System
	Series A, 4.50%, 10/1/30, AMBAC	91,710		Revenue, 5.00%, 6/1/23	160,338
				TOTAL NORTH CAROLINA	263,686
	FLORIDA - 4.48%
	Health/Hospital - 4.48%			NORTH DAKOTA - 1.89%
200,000	South Broward Hospital District,			Housing - 1.89%
	4.75%, 5/1/22	194,650	82,000	State Housing Financing Agency Revenue,
				Series C, 5.50%, 7/1/18	81,997
	KENTUCKY - 4.36%
	Education - 4.36%			OHIO - 2.21%
200,000	Mercer County School District Finance			Education - 2.21%
	Corp. School Building Revenue,		100,000	Marysville Exempt Village School District,
	4.125%, 5/1/23	189,516		4.375%, 12/1/29, MBIA	96,282

	MARYLAND - 4.55%			PENNSYLVANIA - 3.64%
	Water/Sewer - 4.55%			General Obligation - 3.64%
195,000	State Energy Financing Administration,		150,000	Philadelphia, 4.90%, 9/15/20, FSA	158,469
	Solid Waste Disposal, LO Revenue,
	6.30%, 12/1/10	197,972

	NEW HAMPSHIRE - 6.08%
	Health/Hospital - 6.08%
250,000	State Health & Education Facilities
	Authority Revenue, Dartmouth-
	Hitchcock Obligation Group,
	5.50%, 8/1/27, FSA	264,393

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO (Unaudited) (Continued)
February 29, 2008

Principal		Value	Principal		Value
	SOUTH CAROLINA - 4.39%			WISCONSIN - 4.66%
	Power/Utility - 4.39%			Health/Hospital - 4.66%
$ 190,000	Piedmont Municipal Power Agency,		200,000	State Health & Educational Facilities
	Unrefunded Portion,			Authority, Revenue, Waukesha
	Electric, Series A, 5.00%, 1/1/18, FGIC	$ 190,678		Memorial Hospital, Series A,
				5.25%, 8/15/19, AMBAC	$ 202,450
	SOUTH DAKOTA - 2.70%
	Power/Utility - 2.70%			Total Municipal Bonds (Cost $4,123,570)	4,184,981
100,000	Heartland Consumers Power District
	Electric, Revenue, 6.00%, 1/1/17, FSA	117,320	Shares

	TEXAS - 16.86%			Short-Term Investments - 2.79%
	Education - 3.66%		121,403	Milestone Treasury Obligation Portfolio,
150,000	State University System Revenue,			Institutional Class,
	5.375%, 3/15/17, FSA	159,267		to yield 2.64%, 3/3/08
				(Cost $121,403)	121,403
	General Obligation - 4.82%
200,000	Texas State Veterans Housing Assistance		TOTAL INVESTMENTS
	Program, Series B, 5.75%, 12/1/13	209,638	(Cost $4,244,973) (a)	99.05%	$ 4,306,384

	Water/Sewer - 8.39%		Assets in excess of other liabilities	0.95%	41,397
200,000	Houston, TX Water & Sewer System
	Revenue, 5.50%, 12/1/17	219,700	TOTAL NET ASSETS	100.00%	$ 4,347,781
150,000	State Water Assistance
	Series A, 4.50%, 8/1/22	145,000	Percentage indicated are based on net assets of $4,347,781
		364,700
	TOTAL TEXAS	733,605	AMBAC	Insured by AMBAC Indemnity Corporation
			FGIC	Insured by Financial Guaranty Insurance Corporation
	UTAH - 3.82%		FHA	Federal Housing Administration
	Education - 3.82%		FSA	Insured by Federal Security Assurance
150,000	State Board Regents Revenue,		GO	General Obligation
	5.25%, 12/1/14, AMBAC	165,949	LO	Limited Obligation
			MBIA	Insured by Municipal Bond Insurance Association
	WASHINGTON - 5.09%
	Education - 5.09%		(a) Represents cost for financial reporting purposes. Aggregate cost for federal
200,000	Snohomish County School District,		tax purposes is $4,244,973 and differs from market value by net unrealized
	5.50%, 12/1/19, FGIC	221,420	appreciation (depreciation) of securities as follows:

				Unrealized appreciation:	$ 103,794
				Unrealized depreciation:	(42,383)
				Net unrealized appreciation:	$ 61,411

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
U.S. GOVERNMENT MONEY MARKET PORTFOLIO (Unaudited)
February 29, 2008

Principal		Value
	U.S. Government Agencies - 77.74%
	Federal Home Loan Mortgage,
	Discount Notes - 77.74%
$ 2,000,000	To yield 2.742%, 3/28/08	$ 1,996,193
208,000	To yield 2.850%, 3/10/08	207,883
3,600,000	To yield 2.537%, 4/1/08	3,592,187
1,000,000	To yield 2.838%, 4/4/08	997,596
3,000,000	To yield 2.876%, 4/4/08	2,992,890
2,537,000	To yield 2.824%, 4/23/08	2,526,511
2,714,000	To yield 2.660%, 5/21/08	2,697,817
		15,011,077

	Total U.S. Government Agencies
	(Cost $15,011,077)	15,011,077

	Repurchase Agreement - 22.64%
4,372,000	Bank of America, 2.5%, due 3/3/08 with
	a maturity value of $4,372,911 (Fully
	collateralized by U.S. government
	agencies and obligations)
	(Cost $4,372,000)	4,372,000

TOTAL INVESTMENTS
(Cost $19,383,077)	100.38%	$ 19,383,077

Liabilities in excess of other assets	-0.38%	(73,679)

TOTAL NET ASSETS	100.00%	$ 19,309,398

Percentage indicated are based on net assets of $19,309,398

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

February 29, 2008 (Unaudited)

	Large	Large
	Capitalization	Capitalization	Mid	Small	International	Health &
	Value	Growth	Capitalization	Capitalization	Equity	Biotechnology
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost	$ 40,412,765	$ 47,765,047	$ 20,198,167	$ 13,971,494	$ 12,526,177	$ 29,060,215
Investments, at value	$ 36,671,428	$ 50,431,569	$ 19,606,705	$ 14,871,074	$ 12,798,040	$ 26,853,669
Receivable for securities sold	-	-	343,941	490,143	-	-
Interest and dividends receivable	72,882	4,749	20,345	9,372	47,059	87,479
Receivable for fund shares sold	2,092	1,900	29	1,444	678	424
Prepaid expenses and other assets	27,124	8,049	27,739	24,014	12,435	7,736
Total Assets	36,773,526	50,446,267	19,998,759	15,396,047	12,858,212	26,949,308

Liabilities:
Securities lending collateral	6,988,084	10,284,631	4,189,304	3,061,636	-	6,335,331
Payable for securities purchased	230,787	-	133,680	245,933	-	-
Payable for fund shares redeemed	18,468	25,452	3,523	3,836	6,293	8,410
Payable to manager	15,738	21,045	9,401	6,451	7,489	20,770
Fund accounting fees payable	10,331	8,306	9,056	4,778	5,778	10,955
Transfer agent fees payable	5,924	19,412	3,675	4,610	10,425	12,223
Administration fees payable	4,097	12,696	6,884	5,195	13,831	8,243
Custody fees payable	12,660	9,559	33,554	6,532	8,002	30,886
Compliance officer fees payable	3,418	-	2,302	1,147	3,098	-
Payable for distribution (12b-1) fees	-	3,818	2,134	438	619	1,436
Accrued expenses and other liabilities	87,109	48,804	34,837	25,027	26,300	43,619
Total Liabilities	7,376,616	10,433,723	4,428,350	3,365,583	81,835	6,471,873

Net Assets	$ 29,396,910	$ 40,012,544	$ 15,570,409	$ 12,030,464	$ 12,776,377	$ 20,477,435

Net Assets:
Par value of shares of beneficial interest	$ 19,055	$ 23,626	$ 17,927	$ 14,675	$ 9,136	$ 15,327
Paid in capital	35,631,691	47,239,396	17,557,409	10,391,866	14,523,100	138,027,528
Undistributed net investment income (loss)	70,384	206,098	(49,041)	4,055	(63,468)	(199,655)
Accumulated net realized gain
(loss) on investments	(2,582,883)	(10,123,098)	(1,364,425)	703,081	(1,964,254)	(115,161,652)
Net unrealized appreciation
(depreciation) on investments	(3,741,337)	2,666,522	(591,461)	916,787	271,863	(2,204,113)
Net Assets	$ 29,396,910	$ 40,012,544	$ 15,570,409	$ 12,030,464	$ 12,776,377	$ 20,477,435

Net Asset Value Per Share
Class I
Net Assets	$ 27,540,320	$ 37,920,507	$ 10,999,726	$ 11,436,264	$ 12,007,185	$ 3,258,145
Shares of beneficial interest outstanding	1,774,395	2,226,856	1,246,793	1,380,437	854,980	233,951
Net asset value/offering price (a)	$ 15.52	$ 17.03	$ 8.82	$ 8.28	$ 14.04	$ 13.93

Class A
Net Assets	$ 23,686	$ 30,903	$ 2,965,614	$ 1,584	$ 104,470	$ 6,784,321
Shares of beneficial interest outstanding	1,531	1,829	347,428	193	7,425	495,172
Net asset value (a)	$ 15.47	$ 16.90	$ 8.54	$ 8.21	$ 14.07	$ 13.70
Offering price per share	$ 16.42	$ 17.93	$ 9.06	$ 8.71	$ 14.93	$ 14.54
(maximum sales charge of 5.75%)

Class B
Net Assets	$ 634,767	$ 192,730	$ 1,118,104	$ 169,885	$ 76,876	$ 7,968,208
Shares of beneficial interest outstanding	44,476	12,418	137,875	24,905	5,857	613,270
Net asset value/offering price (b)	$ 14.27	$ 15.52	$ 8.11	$ 6.82	$ 13.12	$ 12.99

Class C
Net Assets	$ 1,198,137	$ 1,868,404	$ 486,965	$ 422,731	$ 587,846	$ 2,466,761
Shares of beneficial interest outstanding	83,996	120,114	60,206	61,659	44,936	189,680
Net asset value/offering price (b)	$ 14.26	$ 15.56	$ 8.09	$ 6.86	$ 13.08	$ 13.00

(a) Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.
(b) Redemption price per Class B and C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government
Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

February 29, 2008 (Unaudited)

				Investment		U.S.
	Technology &	Energy & Basic	Financial	Quality	Municipal	Government
	Communications	Materials	Services	Bond	Bond	Money Market
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost	$ 19,501,167	$ 12,465,331	$ 2,735,919	$ 18,374,881	$ 4,244,973	$ 19,383,077
Investments, at value	$ 21,460,379	$ 14,171,558	$ 2,602,444	$ 19,007,641	$ 4,306,384	$ 19,383,077
Cash	-	-	-	-	-	173
Foreign currency, at value (Cost $798)	-	-	819	-	-	-
Receivable for securities sold	526,402	655,990	77,243	-	-	-
Interest and dividends receivable	18,103	16,449	2,285	203,130	46,430	6,854
Receivable for fund shares sold	6,367	15	2,507	867	340	3,976
Prepaid expenses and other assets	31,947	18,046	15,770	21,508	12,437	15,071
Total Assets	22,043,198	14,862,058	2,701,068	19,233,146	4,365,591	19,409,151

Liabilities:
Securities lending collateral	4,005,046	-	-	4,047,876	-	-
Payable for securities purchased	332,315	730,033	-	-	-	-
Payable for fund shares redeemed	6,133	29	22	13,333	-	29,757
Call options written, at value (proceeds $351,601)	306,501	-	-	-	-	-
Payable to manager	17,719	13,542	811	5,202	1,098	3,775
Custody fees payable	5,355	10,416	8,256	5,312	3,296	15,964
Payable for distribution (12b-1) fees	9,128	4,223	644	-	220	-
Administration fees payable	2,483	2,026	6,490	11,207	-	8,143
Fund accounting fees payable	6,423	4,417	1,741	6,278	948	6,813
Compliance officer fees payable	-	342	1,525	-	44	3,902
Transfer agent fees payable	-	5,535	4,528	8,211	5,554	7,568
Dividends payable	-	-	-	862	575	308
Accrued expenses and other liabilities	328	21,251	11,989	34,910	6,075	23,523
Total Liabilities	4,691,431	791,814	36,006	4,133,191	17,810	99,753

Net Assets	$ 17,351,767	$ 14,070,244	$ 2,665,062	$ 15,099,955	$ 4,347,781	$ 19,309,398

Net Assets:
Par value of shares of beneficial interest	$ 19,846	$ 5,289	$ 2,894	$ 14,831	$ 4,315	$ 193,183
Paid in capital	271,013,647	11,493,367	2,940,554	14,490,369	4,280,945	19,117,416
Undistributed net investment income (loss)	(172,325)	(104,226)	(10,792)	-	28	(450)
Accumulated net realized gain
(loss) on investments and options written	(255,513,712)	967,942	(134,140)	(38,005)	1,082	(751)
Net unrealized appreciation
(depreciation) on investments and options	2,004,311	1,707,872	(133,454)	632,760	61,411	-
Net Assets	$ 17,351,767	$ 14,070,244	$ 2,665,062	$ 15,099,955	$ 4,347,781	$ 19,309,398

Net Asset Value Per Share
Class I
Net Assets	$ 5,412,447	$ 3,688,563	$ 1,302,805	$ 14,238,341	$ 3,948,409	$ 18,601,304
Shares of beneficial interest outstanding	601,975	134,101	138,132	1,401,159	392,965	18,614,334
Net asset value/offering price (a)	$ 8.99	$ 27.51	$ 9.43	$ 10.16	$ 10.05	$ 1.00

Class A
Net Assets	$ 8,019,909	$ 8,079,924	$ 892,988	$ 51,976	$ 758	$ 42,995
Shares of beneficial interest outstanding	909,071	302,225	97,140	5,113	75	42,991
Net asset value (a)	$ 8.82	$ 26.73	$ 9.19	$ 10.17	$ 10.05	$ 1.00
Offering price per share	$ 9.36	$ 28.37	$ 9.75	$ 10.79	$ 10.61	$ 1.00
(maximum sales charge of 5.75%)

Class B
Net Assets	$ 3,267,222	$ 2,112,783	$ 392,725	$ 107,269	$ 55,251	$ 212,946
Shares of beneficial interest outstanding	395,019	84,919	45,491	10,551	5,480	212,342
Net asset value/offering price (b)	$ 8.27	$ 24.88	$ 8.63	$ 10.17	$ 10.08	$ 1.00

Class C
Net Assets	$ 651,416	$ 188,974	$ 76,544	$ 702,369	$ 343,363	$ 452,153
Shares of beneficial interest outstanding	78,596	7,628	8,876	69,041	34,113	451,587
Net asset value/offering price (b)	$ 8.29	$ 24.77	$ 8.62	$ 10.17	$ 10.07	$ 1.00

(a) Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.
(b) Redemption price per Class B and C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government
Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

For the Six Months Ended February 29, 2008 (Unaudited)

	Large	Large
	Capitalization	Capitalization	Mid	Small	International	Health &
	Value	Growth	Capitalization	Capitalization	Equity	Biotechnology
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Investment Income:
Interest income	$ 5,099	$ 12,334	$ 4,052	$ 12,133	$ 4,877	$ 7,026
Dividend income	410,191	459,564	94,174	113,654	91,742	117,666
Securities lending income	9,133	16,251	3,255	6,841	-	7,072
Other income	12,268	4,673	1,141	512	1,120	281
Less: Foreign withholding taxes	(4,263)	-	(627)	-	(4,580)	(1,336)
Total Investment Income	432,428	492,822	101,995	133,140	93,159	130,709

Operating Expenses:
Management fees	114,332	138,780	63,218	44,755	52,303	144,423
Distribution (12b-1) fees:
Class A Shares	55	44	6,508	2	133	15,505
Class B Shares	4,546	1,096	7,268	1,127	468	50,506
Class C Shares	7,381	10,392	2,856	2,572	3,357	13,790
Transfer agent fees	36,659	50,988	16,858	17,766	22,087	34,648
Professional fees	57,889	13,750	8,778	22,076	4,819	4,735
Administration fees	19,810	21,351	11,388	11,546	26,209	11,554
Fund accounting fees	17,589	21,351	8,429	6,885	6,974	11,554
Printing and postage expense	9,220	11,604	-	3,415	4,212	-
Registration fees	-	9,100	3,640	5,460	16,380	18,200
Custodian fees	18,466	-	22,093	8,896	8,046	24,909
Compliance officer fees	8,805	3,784	-	3,316	5,351	-
Trustees' fees	6,053	4,484	-	1,149	5,303	-
Miscellaneous expenses	-	-	-	-	-	540
Total Operating Expenses	300,805	286,724	151,036	128,965	155,642	330,364
Less: Expenses waived and / or
reimbursed	-	-	-	-	-	-
Net Operating Expenses	300,805	286,724	151,036	128,965	155,642	330,364

Net Investment Income (Loss)	131,623	206,098	(49,041)	4,175	(62,483)	(199,655)

Realized and Unrealized
Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(866,193)	2,693,126	290,389	711,391	854,511	846,407
Foreign currency transactions	-	-	-	-	-	3,195
Net realized gain (loss)	(866,193)	2,693,126	290,389	711,391	854,511	849,602

Net change in unrealized appreciation
(depreciation) from Investments	(5,974,965)	(4,451,053)	(1,716,442)	(2,222,011)	(1,259,901)	(1,904,143)
Net Realized and Unrealized
Gain (Loss) on Investments	(6,841,158)	(1,757,927)	(1,426,053)	(1,510,620)	(405,390)	(1,054,541)

Net Increase (Decrease) in
Net Assets Resulting
From Operations	$ (6,709,535)	$ (1,551,829)	$ (1,475,094)	$ (1,506,445)	$ (467,873)	$ (1,254,196)

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS (Continued)

For the Six Months Ended February 29, 2008 (Unaudited)

				Investment		U.S.
	Technology &	Energy &	Financial	Quality	Municipal	Government
	Communications	Basic Materials	Services	Bond	Bond	Money Market
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Investment Income:
Interest income	$ 19,691	$ 16,156	$ 2,231	$ 352,956	$ 100,954	$ 398,216
Dividend income	45,527	63,753	23,927	-	-	-
Securities lending income	8,507	-	-	8,261	-	-
Other income	1,398	3,299	83	-	-	-
Less: Foreign withholding taxes	(186)	(2,463)	-	-	-	-
Total Investment Income	74,937	80,745	26,241	361,217	100,954	398,216

Operating Expenses:
Management fees	134,496	85,219	17,648	41,423	12,371	44,733
Distribution (12b-1) fees:
Class A Shares	20,394	15,405	1,374	100	1	85
Class B Shares	27,049	11,863	2,655	514	277	989
Class C Shares	3,784	960	495	3,578	1,690	2,501
Transfer agent fees	21,519	15,411	4,156	18,355	8,388	22,725
Custodian fees	2,470	9,175	-	5,077	3,274	16,858
Professional fees	9,772	12,265	5,698	15,084	5,042	16,559
Administration fees	10,759	6,818	5,851	18,303	2,249	9,418
Fund accounting fees	10,759	6,818	1,412	7,531	2,249	9,417
Registration fees	3,640	11,830	9,100	-	-	7,360
Trustees' fees	624	5,156	717	2,775	-	-
Compliance officer fees	1,996	2,029	1,074	572	815	4,455
Printing and postage expense	-	1,667	-	4,613	1,599	7,572
Miscellaneous expenses	-	355	-	-	-	-
Total Operating Expenses	247,262	184,971	50,180	117,925	37,955	142,672
Less: Expenses waived and / or
reimbursed	-	-	(13,147)	(10,015)	(5,034)	(26,764)
Net Operating Expenses	247,262	184,971	37,033	107,910	32,921	115,908

Net Investment Income (Loss)	(172,325)	(104,226)	(10,792)	253,307	68,033	282,308

Realized and Unrealized
Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	1,416,410	1,217,720	(120,629)	12,907	2,117	-
Options written	269,590	-	-	-	-	-
Foreign currency transactions	10,156	(210,777)	19,161	-	-	-
Net realized gain (loss)	1,696,156	1,006,943	(101,468)	12,907	2,117	-

Net change in unrealized appreciation
(depreciation) from Investments	(3,617,334)	323,010	(272,755)	606,453	48,769	-
Net Realized and Unrealized
Gain (Loss) on Investments	(1,921,178)	1,329,953	(374,223)	619,360	50,886	-

Net Increase (Decrease) in
Net Assets Resulting
From Operations	$ (2,093,503)	$ 1,225,727	$ (385,015)	$ 872,667	$ 118,919	$ 282,308

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Large Capitalization Value		Large Capitalization Growth		Mid Capitalization
	Portfolio		Portfolio		Portfolio
	For the Six		For the Six		For the Six
	Months Ended		Months Ended		Months Ended
	February 29, 2008	Year Ended	February 29, 2008	Year Ended	February 29, 2008	Year Ended
	(Unaudited)	August 31, 2007	(Unaudited)	August 31, 2007	(Unaudited)	August 31, 2007
Operations:
Net investment income (loss)	$ 131,623	$ 261,512	$ 206,098	$ (440,482)	$ (49,041)	$ (114,172)
Net realized gain (loss) on investments	(866,193)	6,291,086	2,693,126	3,595,713	290,389	1,694,093
Net change in unrealized appreciation
(depreciation) on investments	(5,974,965)	(1,920,105)	(4,451,053)	5,441,876	(1,716,442)	1,560,481
Net increase (decrease) in net assets
resulting from operations	(6,709,535)	4,632,493	(1,551,829)	8,597,107	(1,475,094)	3,140,402

Distributions to Shareholders:
Net Realized Gains:
Class I	(4,023,301)	-	-	-	(892,728)	(2,431,957)
Class A	(3,488)	-	-	-	(251,728)	(773,514)
Class B	(119,097)	-	-	-	(120,158)	(465,082)
Class C	(187,580)	-	-	-	(47,838)	(209,097)
Net Investment Income:
Class I	(274,883)	(234,580)	-	-	-	-
Class A	(118)	(48)	-	-	-	-
Class B	-	(5,849)	-	-	-	-
Class C	-	(5,480)	-	-	-	-
Total Dividends and Distributions
to Shareholders	(4,608,467)	(245,957)	-	-	(1,312,452)	(3,879,650)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	1,775,827	4,819,997	9,874,236	5,325,300	1,614,136	3,345,609
Class A	-	33,412	42,516	13,685	7,399	126,698
Class B	1,198	71,689	8,489	28	4,715	60,841
Class C	132,109	195,150	277,003	184,831	27,572	78,728
Reinvestment of dividends
and distributions
Class I	4,221,873	227,133	-	-	886,601	2,411,347
Class A	2,894	14	-	-	245,325	728,736
Class B	114,433	5,555	-	-	116,934	448,651
Class C	186,494	5,387	-	-	47,198	208,253
Redemption fee proceeds
Class I		-	-	-		-
Class A		-	-	-		-
Class B		-	-	-		-
Class C		-	-	-		-
Cost of shares redeemed
Class I	(6,755,788)	(12,378,958)	(6,343,171)	(11,671,168)	(1,161,219)	(4,239,895)
Class A	(1,779)	(4,717)	(21,625)	(6,463)	(343,220)	(787,044)
Class B	(334,989)	(1,256,906)	(10,057)	(174,086)	(445,242)	(775,949)
Class C	(386,775)	(516,734)	(294,469)	(492,130)	(95,495)	(522,044)
Net increase (decrease) in net assets
from share transactions of
beneficial interest	(1,044,503)	(8,798,978)	3,532,922	(6,820,003)	904,704	1,083,931

Total Increase (Decrease) in Net Assets	(12,362,505)	(4,412,442)	1,981,093	1,777,104	(1,882,842)	344,683

Net Assets:
Beginning of period	41,759,415	46,171,857	38,031,451	36,254,347	17,453,250	17,108,567
End of period*	$ 29,396,910	$ 41,759,415	$ 40,012,544	$ 38,031,451	$ 15,570,408	$ 17,453,250
* Includes undistributed net investment
income (loss) at end of period	$ 70,384	$ 213,762	$ 206,098	$ -	$ (49,041)	$ -

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Small Capitalization		International Equity		Health & Biotechnology
	Portfolio		Portfolio		Portfolio
	For the Six		For the Six		For the Six
	Months Ended		Months Ended		Months Ended
	February 29, 2008	Year Ended	February 29, 2008	Year Ended	February 29, 2008	Year Ended
	(Unaudited)	August 31, 2007	(Unaudited)	August 31, 2007	(Unaudited)	August 31, 2007
Operations:
Net investment income (loss)	$ 4,175	$ 14,209	$ (62,483)	$ 136,704	$ (199,655)	$ (548,779)
Net realized gain (loss) on investments
and foreign currency transactions	711,391	3,880,275	854,511	2,454,177	849,602	3,157,713
Net change in unrealized appreciation
(depreciation) on investments	(2,222,011)	(1,676,800)	(1,259,901)	(510,068)	(1,904,143)	151,151
Net increase (decrease) in net assets
resulting from operations	(1,506,445)	2,217,684	(467,873)	2,080,813	(1,254,196)	2,760,085

Distributions to Shareholders:
Net Realized Gains:
Class I	(3,018,335)	(2,988,700)	-	-	-	-
Class A	(159)	(571)	-	-	-	-
Class B	(61,808)	(61,076)	-	-	-	-
Class C	(137,396)	(136,979)	-	-	-	-
Net Investment Income:
Class I	(14,329)	-	(135,899)	(32,923)	-	-
Class A	-	-	(879)	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	(223)	-	-	-
Total Dividends and Distributions
to Shareholders	(3,232,027)	(3,187,326)	(137,001)	(32,923)	-	-

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	626,469	1,552,350	699,907	3,114,564	1,644,118	753,049
Class A	990	6,529	60,899	57,235	85,807	757,548
Class B	25	31,347	-	72,606	-	73,444
Class C	17,890	60,737	26,460	192,648	38,948	52,715
Reinvestment of dividends
and distributions
Class I	3,004,028	2,918,500	133,719	32,378		-
Class A	158	571	106	-		-
Class B	49,456	55,549	-	-		-
Class C	128,963	126,149	205	-		-
Redemption fee proceeds
Class I	-	-		-		-
Class A	-	-		-		-
Class B	-	-		-		-
Class C	-	-		-		-
Cost of shares redeemed
Class I	(2,657,912)	(4,839,721)	(2,364,560)	(4,482,514)	(370,109)	(1,075,602)
Class A	(243)	(8,877)	(12)	(17,702)	(1,254,150)	(3,401,013)
Class B	(55,243)	(163,714)	(41,335)	(130,080)	(2,644,043)	(5,708,248)
Class C	(145,506)	(191,783)	(134,410)	(198,178)	(367,020)	(1,722,505)
Net increase (decrease) in net assets
from share transactions of
beneficial interest	969,075	(452,363)	(1,619,021)	(1,359,043)	(2,866,449)	(10,270,612)

Total Increase (Decrease) in Net Assets	(3,769,397)	(1,422,005)	(2,223,895)	688,847	(4,120,645)	(7,510,527)

Net Assets:
Beginning of period	15,799,861	17,221,866	15,000,272	14,311,425	24,598,080	32,108,607
End of period*	$ 12,030,464	$ 15,799,861	$ 12,776,377	$ 15,000,272	$ 20,477,435	$ 24,598,080
* Includes undistributed net investment
income (loss) at end of period	$ 4,055	$ 14,209	$ (63,468)	$ 136,016	$ (199,655)	$ -

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Technology & Communications		Energy & Basic Materials		Financial Services
	Portfolio		Portfolio		Portfolio
	For the Six		For the Six		For the Six
	Months Ended		Months Ended		Months Ended
	February 29, 2008	Year Ended	February 29, 2008	Year Ended	February 29, 2008	Year Ended
	(Unaudited)	August 31, 2007	(Unaudited)	August 31, 2007	(Unaudited)	August 31, 2007
Operations:
Net investment income (loss)	$ (172,325)	$ (461,876)	$ (104,226)	$ (200,721)	$ (10,792)	$ (31,402)
Net realized gain (loss) on investments
and foreign currency transactions	1,696,156	4,566,515	1,006,943	4,225,627	(101,468)	430,815
Net change in unrealized appreciation
(depreciation) on investments	(3,617,334)	1,452,779	323,010	(2,151,452)	(272,755)	(184,952)
Net increase (decrease) in net assets
resulting from operations	(2,093,503)	5,557,418	1,225,727	1,873,454	(385,015)	214,461

Distributions to Shareholders:
Net Realized Gains:
Class I	-	-	(987,315)	(99,840)	(138,846)	(279,967)
Class A	-	-	(2,404,008)	(141,718)	(51,190)	(149,591)
Class B	-	-	(720,950)	(103,451)	(53,698)	(132,679)
Class C	-	-	(61,006)	(6,514)	(7,944)	(18,975)
Net Investment Income:
Class I	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Total Dividends and Distributions
to Shareholders	-	-	(4,173,279)	(351,523)	(251,678)	(581,212)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	3,313,811	2,085,798	738,953	975,848	452,684	710,836
Class A	1,898,187	316,860	1,843,205	2,107,328	524,389	170,222
Class B	55,427	44,625	5,212	17,648	-	5,847
Class C	152,445	24,056	54,379	14,365	23,079	27,435
Reinvestment of dividends
and distributions
Class I	-	-	974,154	99,064	137,482	273,713
Class A	-	-	2,235,788	127,776	47,679	136,053
Class B	-	-	675,155	93,851	52,534	130,394
Class C	-	-	56,836	5,774	7,944	19,017
Redemption fee proceeds
Class I	-	-	-	690		-
Class A	-	-	-	1,001		-
Class B	-	-	-	718		-
Class C	-	-	-	44		-
Cost of shares redeemed
Class I	(1,138,617)	(854,305)	(486,056)	(2,005,768)	(443,698)	(752,829)
Class A	(2,150,721)	(2,487,727)	(687,490)	(1,779,982)	(333,809)	(483,491)
Class B	(3,030,701)	(3,651,312)	(523,141)	(1,563,930)	(125,603)	(359,325)
Class C	(156,550)	(283,276)	(60,982)	(86,079)	(45,393)	(38,313)
Net increase (decrease) in net assets
from share transactions of
beneficial interest	(1,056,719)	(4,805,281)	4,826,013	(1,991,652)	297,288	(160,441)

Total Increase (Decrease) in Net Assets	(3,150,222)	752,137	1,878,461	(469,721)	(339,405)	(527,192)

Net Assets:
Beginning of period	20,501,989	19,749,852	12,191,783	12,661,504	3,004,467	3,531,659
End of period*	$ 17,351,767	$ 20,501,989	$ 14,070,244	$ 12,191,783	$ 2,665,062	$ 3,004,467
* Includes undistributed net investment
income (loss) at end of period	$ (172,325)	$ (461,876)	$ (104,226)	$ (200,721)	$ (10,792)	$ (31,402)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Investment Quality Bond		Municipal Bond		U.S. Government Money Market
	Portfolio		Portfolio		Portfolio
	For the Six		For the Six		For the Six
	Months Ended		Months Ended		Months Ended
	February 29, 2008	Year Ended	February 29, 2008	Year Ended	February 29, 2008	Year Ended
	(Unaudited)	August 31, 2007	(Unaudited)	August 31, 2007	(Unaudited)	August 31, 2007
Operations:
Net investment income (loss)	$ 253,307	$ 508,888	$ 68,033	$ 153,272	$ 282,308	$ 691,096
Net realized gain (loss) on investments	12,907	(4,822)	2,117	26,619	-	-
Net change in unrealized appreciation
(depreciation) on investments	606,453	116,068	48,769	(109,707)	-	-
Net increase (decrease) in net assets
resulting from operations	872,667	620,134	118,919	70,184	282,308	691,096

Distributions to Shareholders:
Net Realized Gains:
Class I	-	-	(24,074)	(6,549)	-	-
Class A	-	-	-	-	-	-
Class B	-	-	(331)	(157)	-	-
Class C	-	-	(2,025)	(417)	-	-
Net Investment Income:
Class I	(242,581)	(490,058)	(63,750)	(144,674)	(271,397)	(665,424)
Class A	(767)	(550)	(5)	(17)	(648)	(820)
Class B	(1,271)	(1,390)	(597)	(2,466)	(2,980)	(6,508)
Class C	(8,688)	(19,977)	(3,653)	(6,920)	(7,733)	(21,944)
Total Dividends and Distributions
to Shareholders	(253,307)	(511,975)	(94,435)	(161,200)	(282,758)	(694,696)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	1,306,380	3,943,861	202,052	1,434,242	8,208,714	13,471,283
Class A	60	48,182	748	-	7,461	39,824
Class B	3,575	63,751	-	822	75,420	24,557
Class C	50,654	64,395	23,681	9,115	102,325	152,257
Reinvestment of dividends
and distributions
Class I	238,684	481,171	83,597	142,242	269,780	653,304
Class A	562	256	-	-	253	79
Class B	1,247	1,221	930	1,486	2,838	6,264
Class C	8,625	19,772	5,679	7,333	7,733	21,949
Redemption fee proceeds
Class I	-	-	-	-		-
Class A	-	-	-	-		-
Class B	-	-	-	-		-
Class C	-	-	-	-		-
Cost of shares redeemed
Class I	(1,795,027)	(4,453,950)	(532,841)	(2,169,317)	(5,903,055)	(15,433,163)
Class A	(12)	-	-	-	(4,161)	(474)
Class B	(21)	(22,630)	(1,625)	(62,010)	(7,426)	(82,301)
Class C	(100,077)	(392,483)	(10,030)	(1,140)	(121,963)	(284,847)
Net increase (decrease) in net assets
from share transactions of
beneficial interest	(285,350)	(246,454)	(227,809)	(637,227)	2,637,919	(1,431,268)

Total Increase (Decrease) in Net Assets	334,010	(138,295)	(203,325)	(728,243)	2,637,469	(1,434,868)

Net Assets:
Beginning of period	14,765,945	14,904,240	4,551,106	5,279,349	16,671,929	18,106,797
End of period*	$ 15,099,955	$ 14,765,945	$ 4,347,781	$ 4,551,106	$ 19,309,398	$ 16,671,929
* Includes undistributed net investment
income (loss) at end of period	$ -	$ (3,087)	$ 28	$ -	$ (450)	$ -

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Six Months Ended February 29, 2008 (Unaudited)

1.

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      The Saratoga Advantage Trust (the “Trust”) was organized on April 8, 1994 as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  The Trust commenced investment operations on September 2, 1994.  The Trust consists of twelve portfolios: the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Mid Capitalization Portfolio; the Small Capitalization Portfolio; the International Equity Portfolio; the Health & Biotechnology Portfolio; the Technology & Communications Portfolio; the Energy & Basic Materials Portfolio; the Financial Services Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio and the U.S. Government Money Market Portfolio (collectively, the “Portfolios”).  Saratoga Capital Management, LLC (the “Manager”) serves as the Trust’s Manager. Each of the Portfolios is provided with the discretionary advisory services of an investment adviser identified, retained, supervised and compensated by the Manager.  The following serve as advisers (the “Advisers”) to their respective Portfolio(s): Oppenheimer Capital, LLC serves as Adviser to the Large Capitalization Value, Municipal Bond and International Equity; Loomis, Sayles & Co., L.P. serves as Adviser to Large Capitalization Growth, Energy & Basic Materials and Financial Services; Vaughan Nelson Investment Management, L.P. serves as Adviser to Mid Capitalization; Fox Asset Management, LLC serves as Adviser to Small Capitalization and Investment Quality Bond; Oak Associates, Ltd. serves as Adviser to Health & Biotechnology; Columbus Circle Investors serves as Adviser to Technology & Communications; and Reich & Tang Asset Management LLC serves as Adviser to U.S. Government Money Market.  Gemini Fund Services, LLC (the “Administrator”), serves the Trust as administrator, custody administrator, transfer agent and fund accounting agent, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC.   Aquarius Fund Distributors, LLC (the “Distributor”) is the Trust’s Distributor, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC.

    The Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Energy & Basic Materials Portfolio and the Financial Services Portfolio are non-diversified portfolios.   The Large Capitalization Value Portfolio, the Large Capitalization Growth Portfolio, the Mid Capitalization Portfolio, the Small Capitalization Portfolio, the International Equity Portfolio, the Investment Quality Bond Portfolio, the Municipal Bond Portfolio and the U.S. Government Money Market Portfolio are diversified portfolios.

Portfolio	Primary Objective
Large Capitalization Value	Total return consisting of capital appreciation and dividend income
Large Capitalization Growth	Capital appreciation
Mid Capitalization	Long-term capital appreciation
Small Capitalization	Maximum capital appreciation
International Equity	Long-term capital appreciation
Health & Biotechnology	Long-term capital growth
Technology & Communications	Long-term capital growth
Energy & Basic Materials	Long-term capital growth
Financial Services	Long-term capital growth
Investment Quality Bond	Current income and reasonable stability of principal
Municipal Bond	High level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital
U.S. Government Money Market	Maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital

     Currently, each Portfolio offers Class A, Class B, Class C and Class I shares (the Trust has suspended sales of Class B shares with certain exceptions).   Each class represents an interest in the same assets of the applicable Portfolio, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges.  In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class I shares approximately eight years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.   To discourage short-term trading and offset brokerage commissions, market impact and other costs associated with short-term trading, the Portfolios, excluding the U.S. Government Money Market Portfolio, charge a 2% fee on the value of shares that are redeemed within 30 days of purchase.   Such fees are paid directly to the Portfolio from which the redemption is made.   Please see the Trust’s prospectus for additional details.

     The following is a summary of significant accounting policies consistently followed by each Portfolio:

(a)Valuation of Investments

     Investment securities listed on a national securities exchange are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securities are valued at the last quoted bid price.  Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price.  NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP).   Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed “matrix” prices.  Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value.  U.S. Government Money Market values all of its securities on the basis of amortized cost, which approximates market value.   Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date.   Options not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices.   Futures are valued based on their daily settlement value.   Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees.   There is no single standard for determining the fair value of such securities.   Rather, in determining the fair value of a security, the board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of a security.   The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region.   Investments in countries may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

NOTES TO FINANCIAL STATEMENTS

   Six Months Ended February 29, 2008 (Unaudited)(Continued)

In September of 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.   However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

(b) Federal Income Tax

     It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders.  Therefore, no federal income tax provision is required.

     Capital loss carry forwards, as of each Portfolio’s most recent tax year-end, available to offset future capital gains, if any, are as follows:

Portfolio	2009	2010	2011	2012	2014	2015	Total
Large Capitalization Value	$ ---	$ ---	$ ---	$ ---	$ ---	$ ---	$ ---
Large Capitalization Growth	---	---	12,816,224	---	---	---	12,816,224
Mid Capitalization	---	---	---	---	---	---	---
Small Capitalization	---	---	---	---	---	---	---
International Equity	---	---	2,817,363	---	---	---	2,817,363
Health & Biotechnology	24,684,685	45,692,720	43,129,921	---	677,231	---	114,184,557
Technology & Communications	232,518,599	22,516,089	771,148	---	---	---	255,805,836
Energy & Basic Materials	---	---	---	---	---	---	---
Financial Services	---	---	---	---	---	---	---
Investment Quality Bond	---	---	---	---	---	48,048	48,048
Municipal Bond	---	---	---	---	---	---	---
U.S. Government Money Market	---	---	---	751	---	---	751

     On July 13, 2006, The Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  Adoption of FIN 48 is required for fiscal years beginning after June 29, 2007 and is to be applied to all open tax years as of the effective date.  Effective August 31, 2007, the Portfolios adopted FIN 48.  Management reviewed the tax positions in open tax years 2005 through 2008 and determined that the implementation of FIN 48 had no impact on the Portfolios net assets or results of operations.

      (c) Security Transactions and Other Income

     Security transactions are recorded on the trade date.  In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

     As a result of capital loss carry forward limitations, net operating losses, unrealized appreciation (depreciation) from acquired funds and other reclassifications as of the Portfolios’ most recent tax year-ends, paid in capital, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments and foreign currency transactions were adjusted as follows:

Portfolio	Increase (Decrease) in Paid in Capital	Increase (Decrease) in Undistributed Net Investment Income (Loss)	Increase (Decrease) in Accumulated Net Realized Gain (Loss) & Investments and Foreign Currency Transactions	Increase (Decrease) in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions
Large Capitalization Value	$ ---	$ ---	$ ---	$ ---
Large Capitalization Growth	(440,482)	440,482	---	---
Mid Capitalization	173,143	114,172	(287,315)	---
Small Capitalization	---	---	---	---
International Equity	(6)	---	6	---
Health & Biotechnology	(548,558)	548,779	(221)	---
Technology & Communications	(461,876)	461,876	---	---
Energy & Basic Materials	(112,960)	200,721	(87,800)	39
Financial Services	(14,800)	31,402	(16,602)	---
Investment Quality Bond	(3,087)	3,087	---	---
Municipal Bond	---	805	(805)	---
U.S. Government Money Market	(3,600)	3,600	---	---

Net assets were unaffected by the above reclassifications.

NOTES TO FINANCIAL STATEMENTS

     Six Months Ended February 29, 2008 (Unaudited)(Continued)

(d) Dividends and Distributions

     The following table summarizes each Portfolio’s dividend and capital gain declaration policy:

Portfolio	Income Dividends	Capital Gains
Large Capitalization Value	Annually	Annually
Large Capitalization Growth	Annually	Annually
Mid Capitalization	Annually	Annually
Small Capitalization	Annually	Annually
International Equity	Annually	Annually
Health & Biotechnology	Annually	Annually
Technology & Communications	Annually	Annually
Energy & Basic Materials	Annually	Annually
Financial Services	Annually	Annually
Investment Quality Bond	Daily – paid monthly	Annually
Municipal Bond	Daily – paid monthly	Annually
U.S. Government Money Market	Daily – paid monthly	Annually

     Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date.  The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book-tax” differences are either permanent or temporary in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital.

(e) Allocation of Expenses

     Expenses specifically attributable to a particular Portfolio are borne by that Portfolio.  Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios of the Trust or another reasonable basis.

(f) Repurchase Agreements

     The Trust, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to 101% of the resale price.  The Manager is responsible for determining that the amount of these underlying securities is maintained at a level such that their market value is at all times equal to 101% of the resale price.  In the event of default on the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds toward satisfaction of the obligation.

(g) Other

     The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.   Actual results could differ from those estimates.

     The accounting records are maintained in U.S. dollars.   All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation.   Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded.    In addition, certain of the Portfolios may enter into forward foreign currency contracts.   These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss.   Realized gains or losses are recognized when contracts are settled.

2.

MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     (a) The management fees are payable to the Manager monthly by each Portfolio and are computed daily at the following annual rates of each Portfolio's average daily net assets: 1.25% for Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; 0.75% for Mid Capitalization and International Equity; 0.65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; 0.55% for Investment Quality Bond and Municipal Bond; and 0.475% for U.S. Government Money Market.

     For the six months ended February 29, 2008, the Manager waived $10,015 for Investment Quality Bond, $5,034 for Municipal Bond, $13,147 for Financial Services, and $23,189 for U.S. Government Money Market.

(b) Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Portfolios pursuant to agreements with the Trust, for which it receives from each Portfolio: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

GFS also provides certain custody administration services enumerated in the Trust’s Custody Agreement with Bank of New York.  Under the Custody Agreement, the Trust pays an asset-based custody fee in decreasing amounts as Trust assets reach certain breakpoints, as well as certain transaction fees and out-of-pocket expenses. GFS receives a portion of these fees for performing custody administration services.   The Custody fees listed in the Statement of Operations include the fees paid to GFS as Custody Administrator.   For the six months ended February 29, 2008, GFS received $7,064 from the Trust for custody administration services.

NOTES TO FINANCIAL STATEMENTS

   Six Months Ended February 29, 2008 (Unaudited)(Continued)

In addition, certain affiliates of GFS provide ancillary services to the Trust as follows:

Fund Compliance Services, LLC (“FCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between FCS and the Trust. Under the terms of such agreement, FCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the six months ended February 29, 2008, the Trust incurred expenses of $32,197 for compliance services pursuant to the Trust’s Agreement with FCS.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Trust on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  Printing services prices vary according to available discounts.  For the six months ended February 29, 2008, the Trust paid GemCom $23,430 for EDGAR and printing services performed.

Certain officers of GFS and FCS are also officers of the Trust.

     (c) The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) with respect to the sale and distribution of Class A, B and C shares of the Portfolios.  The Plan provides that each Portfolio will pay the Distributor or other entities, including the Manager, a fee, which is accrued daily and paid monthly, at the annual rate of 0.40% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares.   A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee and it may be paid directly to the Manager or other entities for providing support services.  A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.    The aggregate of such service fee payments will not exceed 0.25% of average daily net assets.   For the six months ended February 29, 2008, the Distributor waived $3,575 in fees for the U.S. Government Money Market Portfolio.

    Class A shares are offered at net asset value plus a maximum sales load of 5.75%.   Class B shares are offered subject to a maximum contingent deferred sales charge (“CDSC”) of 5.00% and will automatically convert to Class I shares after eight years.   Class C shares are offered subject to a CDSC of 1.00% and, prior to January 1, 2003, had been subject to a maximum sales load of 1.00%.   Class I shares are offered at net asset value.

     For the six months ended February 29, 2008, the Distributor, Aquarius Fund Distributors, LLC (“AFD”) received sales charges on sales of the Portfolios’ Class A shares.   In addition, CDSCs were paid to the Manager for Class C shares.   The Distributor and the Manager have advised the Portfolios that the approximate amounts are as follows:

	Distributor Sales Charges	CDSCs
Portfolio	Class A	Class C
Large Capitalization Value	$ ---	$ 6
Large Capitalization Growth	85	75
Mid Capitalization	9	---
Small Capitalization	8	---
International Equity	477	---
Health & Biotechnology	67	---
Technology & Communications	2,889	3,120
Energy & Basic Materials	12,686	---
Financial Services	4,073	---
Investment Quality Bond	---	---
Municipal Bond	---	---
U.S. Government Money Market	---	---

(d) The Trust and the Manager have entered into an Excess Expense Agreement (the “Expense Agreement”).  In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an “Expense Cap”).  The annual expense caps in effect at February 29, 2008 for each portfolio were:  2.40%, 3.00%, 3.00% and 2.00% for Class A, B, C and I shares respectively, of Large Capitalization Value, Large Capitalization Growth,  Mid Capitalization, and Small Capitalization; 2.70%, 3.30%, 3.30% and 2.30% for Class A, B, C and I shares, respectively, of International Equity; 1.80%, 2.40%, 2.40% and 1.40% for Class A, B, C and I shares, respectively, of Investment Quality Bond and Municipal Bond; 1.65%, 2.25%, 2.25% and 1.25% for Class A, B, C and I shares, respectively, of U.S. Government Money Market; 2.70%, 3.30%, 3.30% and 2.30% for Class A, B, C and I shares, respectively, of Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services.  Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement for up to three years from the date the fee or expense was incurred.   No reimbursement will be made if it would result in the portfolio exceeding its Expense Cap.   The Expense Agreement may be terminated by either party, without penalty, upon receipt of 60 days prior notice.  For the six months ended February 29, 2008, no reimbursement payments were made to the Manager under the terms of the Expense Agreement.

(e) The following Portfolios in the Trust had portfolio trades executed with a certain broker pursuant to a commission recapture agreement under which, certain portfolio expenses could be paid by such broker or rebates could be given to each participating Portfolio.   For the six months ended February 29, 2008, the amount received by the participating Portfolios under this arrangement was as follows: Large Capitalization Value, $12,268; Large Capitalization Growth, $4,673; Mid Capitalization, $1,141; Small Capitalization, $512; International Equity, $1,120; Health & Biotechnology, $281; Technology & Communications, $1,398; Energy & Basic Materials, $3,299; and Financial Services, $83.

NOTES TO FINANCIAL STATEMENTS

   Six Months Ended February 29, 2008 (Unaudited)(Continued)

3.

INVESTMENT TRANSACTIONS

     (a) For the six months ended February 29, 2008, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Portfolios’ were as follows:

Portfolio	Purchases	Sales
Large Capitalization Value	$25,426,867	$30,685,685
Large Capitalization Growth	40,658,982	37,007,608
Mid Capitalization	7,379,873	8,164,419
Small Capitalization	4,290,899	6,486,453
International Equity	5,256,470	6,917,156
Health & Biotechnology	1,260,087	4,234,329
Technology & Communications	1,183,636	2,326,674
Energy & Basic Materials	10,178,243	9,261,105
Financial Services	1,555,085	1,684,857
Investment Quality Bond	2,878,499	3,768,786
Municipal Bond	--	272,467

      (b) Certain Portfolios may enter into options contracts.  An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time.  Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised.

      Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily.  When a purchase option expires, the Portfolio will realize a loss in the amount of the premium paid.  When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option.  When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.  When the Portfolio exercises a call option, the cost of the security, which the Portfolio purchases upon exercise, will be increased by the premium originally paid.

      Certain Portfolios may write covered call options.  This means that the Portfolio will own the security subject to the option or an option to purchase the same underlying security, having an exercise price equal to or less than the exercise price of the covered option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities on which the Portfolio holds a covered call position.

      When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily.  When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received.  When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated.  When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received.

      The liability representing a Portfolio’s obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the last available bid price.

      The Portfolios may enter into options for hedging purposes.  The risk associated with purchasing options is limited to the premium originally paid.  The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

The number of options contracts written and the premiums received by the Technology & Communications Portfolio during the six months ended February 29, 2008 were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	243	$ 28,595
Options written	4,021	1,189,223
Options exercised	-	-
Options expired	-	-
Options closed	(3,129)	(866,217)
Options outstanding, end of period	1,135	$ 351,601

NOTES TO FINANCIAL STATEMENTS

    Six Months Ended February 29, 2008 (Unaudited)(Continued)

4. AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

Each Portfolio has unlimited shares of beneficial interest authorized at $.01 par value per share. For the periods indicated, transactions were as follows:

	Class I Shares		Class A Shares
	Six Months Ended February 29, 2008	Year Ended August 31, 2007	Six Months Ended February 29, 2008	Year Ended August 31, 2007
Large Capitalization Value
Issued	91,243	218,428	--	1,513
Redeemed	(327,753)	(555,989)	(81)	(217)
Reinvested from Dividends	244,888	10,167	168	--
Net Increase (Decrease) in Shares	8,378	(327,394)	87	1,296
Large Capitalization Growth
Issued	484,771	339,382	2,175	892
Redeemed	(336,918)	(729,166)	(1,239)	(413)
Net Increase (Decrease) in Shares	147,853	(389,784)	936	479
Mid Capitalization
Issued	163,286	312,168	758	11,951
Redeemed	(121,596)	(401,854)	(34,770)	(74,412)
Reinvested from Dividends	94,119	252,497	26,900	78,275
Net Increase (Decrease) in Shares	135,809	162,811	(7,112)	15,814
Small Capitalization
Issued	58,629	124,406	118	493
Redeemed	(238,106)	(388,460)	(20)	(692)
Reinvested from Dividends	330,840	254,004	18	50
Net Increase (Decrease) in Shares	151,363	(10,050)	116	(149)
International Equity
Issued	46,915	226,107	4,166	3,942
Redeemed	(158,797)	(312,317)	(2)	(1,294)
Reinvested from Dividends	8,986	2,300	7	--
Net Increase (Decrease) in Shares	(102,896)	(83,910)	4,171	2,648
Health & Biotechnology
Issued	114,177	52,454	5,956	54,377
Redeemed	(25,356)	(75,203)	(86,220)	(238,629)
Net Increase (Decrease) in Shares	88,821	(22,749)	(80,264)	(184,252)
Technology & Communications
Issued	323,068	234,564	182,079	34,636
Redeemed	(114,501)	(97,418)	(224,279)	(299,300)
Net Increase (Decrease) in Shares	208,567	137,146	(42,200)	(264,664)
Energy & Basic Materials
Issued	23,000	30,856	55,327	64,775
Redeemed	(14,515)	(64,908)	(24,194)	(59,206)
Reinvested from Dividends	35,041	3,254	82,684	4,263
Net Increase (Decrease) in Shares	43,526	(30,798)	113,817	9,832
Financial Services
Issued	41,504	51,917	54,850	13,280
Redeemed	(41,376)	(57,156)	(28,324)	(36,228)
Reinvested from Dividends	12,742	20,974	4,536	10,629
Net Increase (Decrease) in Shares	12,870	15,735	31,062	(12,319)
Investment Quality Bond
Issued	131,927	406,764	6	5,025
Redeemed	(181,315)	(459,545)	(1)	--
Reinvested from Dividends	23,944	49,587	56	26
Net Increase (Decrease) in Shares	(25,444)	(3,194)	61	5,051
Municipal Bond
Issued	19,838	141,936	74	--
Redeemed	(52,725)	(213,995)	--	--
Reinvested from Dividends	8,284	14,037	--	--
Net Increase (Decrease) in Shares	(24,603)	(58,022)	74	--
U.S. Government Money Market
Issued	8,202,901	13,471,291	7,461	39,824
Redeemed	(5,903,053)	(15,433,162)	(4,161)	(474)
Reinvested from Dividends	269,780	653,304	252	79
Net Increase (Decrease) in Shares	2,569,628	(1,308,567)	3,552	39,429

NOTES TO FINANCIAL STATEMENTS

    Six Months Ended February 29, 2008 (Unaudited)(Continued)

	Class B Shares		Class C Shares
	Six Months Ended February 29, 2008	Year Ended August 31, 2007	Six Months Ended February 29, 2008	Year Ended August 31, 2007
Large Capitalization Value
Issued	59	3,439	8,011	9,368
Redeemed	(18,917)	(60,602)	(21,704)	(24,688)
Reinvested from Dividends	7,206	267	11,751	259
Net Increase (Decrease) in Shares	(11,652)	(56,896)	(1,942)	(15,061)
Large Capitalization Growth
Issued	511	2	15,584	12,674
Redeemed	(603)	(12,012)	(16,826)	(33,265)
Net Increase (Decrease) in Shares	(92)	(12,010)	(1,242)	(20,591)
Mid Capitalization
Issued	495	6,204	3,048	7,889
Redeemed	(50,244)	(78,977)	(11,109)	(54,256)
Reinvested from Dividends	13,487	50,184	5,456	23,346
Net Increase (Decrease) in Shares	(36,262)	(22,589)	(2,605)	(23,021)
Small Capitalization
Issued	2	2,756	2,147	5,636
Redeemed	(6,578)	(14,392)	(15,966)	(17,452)
Reinvested from Dividends	6,603	5,533	17,008	12,515
Net Increase (Decrease) in Shares	27	(6,103)	3,189	699
International Equity
Issued	--	5,733	1,862	14,483
Redeemed	(2,898)	(9,415)	(9,980)	(14,715)
Reinvested from Dividends	--	--	15	--
Net Increase (Decrease) in Shares	(2,898)	(3,682)	(8,103)	(232)
Health & Biotechnology
Issued	951	5,327	2,790	3,888
Redeemed	(195,973)	(419,492)	(26,563)	(125,952)
Net Increase (Decrease) in Shares	(195,022)	(414,165)	(23,773)	(122,064)
Technology & Communications
Issued	5,965	6,034	16,168	2,956
Redeemed	(324,276)	(458,730)	(15,655)	(35,810)
Net Increase (Decrease) in Shares	(318,311)	(452,696)	513	(32,854)
Energy & Basic Materials
Issued	181	638	2,109	509
Redeemed	(17,338)	(54,024)	(2,475)	(2,943)
Reinvested from Dividends	26,792	3,287	2,265	202
Net Increase (Decrease) in Shares	9,635	(50,099)	1,899	(2,232)
Financial Services
Issued	--	348	2,348	2,215
Redeemed	(12,160)	(28,610)	(4,166)	(3,006)
Reinvested from Dividends	5,306	10,688	803	1,560
Net Increase (Decrease) in Shares	(6,854)	(17,574)	(1,015)	769
Investment Quality Bond
Issued	363	6,669	5,158	6,629
Redeemed	(2)	(2,332)	(10,100)	(40,323)
Reinvested from Dividends	127	126	863	2,035
Net Increase (Decrease) in Shares	488	4,463	(4,079)	(31,659)
Municipal Bond
Issued	--	80	2,338	907
Redeemed	(160)	(6,163)	(990)	(112)
Reinvested from Dividends	91	146	562	722
Net Increase (Decrease) in Shares	(69)	(5,937)	1,910	1,517
U.S. Government Money Market
Issued	75,420	24,557	102,325	152,257
Redeemed	(7,426)	(82,302)	(121,963)	(284,848)
Reinvested from Dividends	2,838	6,264	7,733	21,950
Net Increase (Decrease) in Shares	70,832	(51,481)	(11,905)	(110,641)

NOTES TO FINANCIAL STATEMENTS

    Six Months Ended February 29, 2008 (Unaudited)(Continued)

5.   SECURITIES LENDING

     Under an agreement with the Bank of New York Co., Inc. (“BONY”), the Portfolios can lend their portfolio securities to brokers, dealers and other financial institutions approved by the Board of Trustees.    Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned, which is invested in highly liquid, short-term instruments such as repurchase agreements collateralized by U.S. Government securities and money market funds in accordance with the Portfolios’ security lending procedures.   A portion of the income generated by the investment in the collateral, net of any rebates paid by BONY to the borrowers, is remitted to BONY as lending agent, and the remainder is paid to the Portfolios.   Generally, in the event of a counter-party default, each Portfolio has the right to use the collateral to offset the losses incurred.   There would be a potential loss to a Portfolio in the event such Portfolio is delayed or prevented from exercising its right to dispose of the collateral.

    At February 29, 2008, the following portfolios had securities on loan:

Portfolio	Market Value of Loaned Securities	Market Value of Collateral

Large Capitalization Value	$6,422,305	$6,988,084
Large Capitalization Growth	9,701,001	10,284,631
Mid Capitalization	3,916,084	4,189,304
Small Capitalization	2,855,896	3,061,636
Health & Biotechnology	5,872,267	6,335,331
Technology & Communications	3,769,690	4,005,046
Investment Quality Bond	4,044,150	4,047,876

  At February 29, 2008, the percentage of total investment income derived from the investment of cash collateral retained by the lending agent, BONY, was as follows:

Portfolio	Percentage of Total Investment Income
Large Capitalization Value	2.11%
Large Capitalization Growth	3.18%
Mid Capitalization	3.19%
Small Capitalization	5.14%
Health & Biotechnology	5.41%
Technology & Communications	11.35%
Investment Quality Bond	2.29%

NOTES TO FINANCIAL STATEMENTS

    Six Months Ended February 29, 2008 (Unaudited)(Continued)

6.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

    The tax character of dividends paid during the period ended August 31, 2007 was as follows:

Portfolio	Ordinary Income	Tax Exempt Income	Long Term Capital Gains	Total
Large Capitalization Value	$ 245,957	$ ---	$ ---	$ 245,957
Large Capitalization Growth	---	---	---	---
Mid Capitalization	---	---	3,879,650	3,879,650
Small Capitalization	---	---	3,187,326	3,187,326
International Equity	32,923	---	---	32,923
Health & Biotechnology	---	---	---	---
Technology & Communications	---	---	---	---
Energy & Basic Materials	---	---	351,523	351,523
Financial Services	440,470	---	140,742	581,212
Investment Quality Bond	511,975	---	---	511,975
Municipal Bond	3,578	150,499	7,123	161,200
U.S. Government Money Market	694,696	---	---	694,696

    The tax character of dividends paid during the period ended August 31, 2006 was as follows:

Portfolio	Ordinary Income	Tax Exempt Income	Long Term Capital Gains	Total
Large Capitalization Value	$ 44,381	$ ---	$ ---	$ 44,381
Large Capitalization Growth	---	---	---	---
Mid Capitalization	2,967,624	---	2,468,122	5,435,746
Small Capitalization	---	---	3,990,701	3,990,701
International Equity	65,851	---	---	65,851
Health & Biotechnology	---	---	---	---
Technology & Communications	---	---	---	---
Energy & Basic Materials	---	---	126,948	126,948
Financial Services	15,615	---	210,810	226,425
Investment Quality Bond	473,255	---	46,351	519,606
Municipal Bond	---	192,439	---	192,439
U.S. Government Money Market	603,350	---	---	603,350

                                                                                   As of each of the Portfolio’s tax year-end, the components of distributable earnings on a tax basis were as follows:

Portfolio	Capital Loss Carryforwards	Undistributed Long Term Capital Gains	Post October Loss Deferrals	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Unrealized Appreciation (Depreciation)	Total
Large Capitalization Value	$ ---	$ 2,675,501	$ ---	$ 213,762	$ ---	$ 2,174,903	$ 5,064,166
Large Capitalization Growth	(12,816,224)	---	---	---	---	7,117,575	(5,698,649)
Mid Capitalization	---(a)	259,335	---	706,455	---	1,120,568	2,086,358
Small Capitalization	---	2,818,422	---	405,593	---	3,138,380	6,362,395
International Equity	(2,817,363)	---	---	136,016	---	1,530,362	(1,150,985)
Health & Biotechnology	(114,184,557)(b)	---	---	---	---	(409,587)	(114,594,144)
Technology & Communications	(255,805,836)(c)	---	---	---	---	5,591,294	(250,214,542)
Energy & Basic Materials	---	4,140,033	---	---	---	1,379,107	5,519,140
Financial Services	---	219,006	---	---	---	139,301	358,307
Investment Quality Bond	(48,048)	---	(2,864)	---	---	26,307	(24,605)
Municipal Bond	---	15,687	---	---	9,708	12,642	38,037
U.S. Government Money Market	(751)	---	---	---	---	---	(751)

     The difference between book basis and tax basis distributable earnings, if any, is due primarily to different book and tax year-ends, the tax deferral of losses on wash sales and the tax deferral of losses incurred after October 31.

(a)

 For the Mid Capitalization Portfolio, $1,303,740 of capital loss carryover related to the acquisition of the Orbitex Growth Fund is remaining to be recognized over the next three years.  This amount is subject to an annual limitation of $434,580 under tax rules.

(b)

For the Health & Biotechnology Portfolio, $1,167,021 and $550,059 of capital loss carryover related to the acquisition of the Orbitex Medical Sciences Fund and Orbitex Life Sciences Fund, respectively, is remaining to be recognized over the next three years.  This amount is subject to annual limitations of $389,007 and $183,353 for the Orbitex Medical Sciences Fund and Orbitex Life Sciences Fund, respectively, under tax rules.

(c)

For the Technology & Communications Portfolio, $202,792 and $1,170,888 of capital loss carryover related to the acquisition of the Orbitex Info – Tech & Communications Fund and Orbitex Emerging Technology Fund, respectively, is remaining to be recognized over the next three years.  This amount is subject to annual limitations of $202,792 and $390,296 for the Orbitex Info - Tech & Communications Fund and Orbitex Emerging Technology Fund, respectively, next year and $390,296 for the Orbitex Emerging Technology Fund for the last two years under tax rules.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Large Cap Value Portfolio - Class I Shares
	Six
	Months Ended
	February 29,	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	2008(1)	August 31,	August 31,	August 31,	August 31,		August 31,
	(Unaudited)	2007(1)	2006(1)	2005(1)	2004(1)		2003(1)
Net Asset Value, Beginning of Period	$ 21.99	$ 20.13	$ 18.26	$ 16.49	$ 14.72		$ 13.02
Income (Loss) from Investment Operations:
Net investment income (loss)	0.08	0.14	0.11	0.03	(0.00)	**	(0.01)
Net realized and unrealized gain (loss)	(3.82)	1.84	1.78	1.74	1.77		1.71
Total from investment operations	(3.74)	1.98	1.89	1.77	1.77		1.70
Dividends and Distributions:
Dividends from net investment income	(0.17)	(0.12)	(0.02)	-	-		-
Distributions from realized gains	(2.56)	-	-	-	-		-
Total dividends and distributions	(2.73)	(0.12)	(0.02)	-	-		-

Net Asset Value, End of Period	$ 15.52	$ 21.99	$ 20.13	$ 18.26	$ 16.49		$ 14.72

Total Return*	(18.23)%	9.80%	10.36%	10.73%	12.02%		13.06%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 27,540	$ 38,835	$ 42,149	$ 42,198	$ 56,345		$ 56,573
Ratio of net operating expenses to
average net assets (2)	1.64%	1.43%	1.52%	1.65%	1.73%		1.96%
Ratio of net investment income (loss) to
average net assets (2)	0.82%	0.63%	0.55%	0.15%	(0.01)%		(0.05)%
Portfolio Turnover Rate	72%	66%	49%	71%	92%		85%

	Large Cap Growth Portfolio - Class I Shares
	Six
	Months Ended
	February 29,	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	2008(1)	August 31,	August 31,	August 31,	August 31,		August 31,
	(Unaudited)	2007(1)	2006(1)	2005(1)	2004(1)		2003(1)
Net Asset Value, Beginning of Period	$ 17.27	$ 13.82	$ 14.34	$ 11.87	$ 12.75		$ 11.38
Income (Loss) from Investment Operations:
Net investment income (loss)	0.10	(0.17)	(0.16)	(0.14)	(0.12)		(0.12)
Net realized and unrealized gain (loss)	(0.34)	3.62	(0.36)	2.61	(0.76)		1.49
Total from investment operations	(0.24)	3.45	(0.52)	2.47	(0.88)		1.37
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-		-
Distributions from realized gains	-	-	-	-	-		-
Total dividends and distributions	-	-	-	-	-		-

Net Asset Value, End of Period	$ 17.03	$ 17.27	$ 13.82	$ 14.34	$ 11.87		$ 12.75

Total Return*	(1.39)%	24.96%	(3.63)%	20.81%	(6.90)%		12.04%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 37,921	$ 35,895	$ 34,116	$ 37,560	$ 35,358		$ 41,240
Ratio of net operating expenses to
average net assets (2)(3)	1.29%	1.53%	1.59%	1.74%	1.66%		2.00%
Ratio of net investment income (loss) to
average net assets (2)(3)	1.02%	(1.07)%	(1.05)%	(1.04)%	(0.93)%		(1.07)%
Portfolio Turnover Rate	87%	104%	125%	147%	129%		60%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Annualized for periods less than one year.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Large Cap Growth Portfolio: 1.29% and 1.02%, respectively, for the six months ended February 29, 2008; 1.53% and (1.07%), respectively, for the year ended August 31, 2007; 1.59% and (1.05%), respectively, for the year ended August 31, 2006; 1.74% and (1.04%), respectively, for the year ended August 31, 2005; 1.66% and (0.93%), respectively, for the year ended August 31, 2004; and 2.01% and (1.08)%, respectively, for the year ended August 31, 2003.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Mid Capitalization Portfolio - Class I Shares
	Six
	Months Ended
	February 29,	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	2008(1)	August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net Asset Value, Beginning of Period	$ 10.42	$ 11.04	$ 12.96	$ 11.49	$ 10.40	$ 8.64
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.02)	(0.04)	(0.11)	(0.10)	(0.08)	(0.02)
Net realized and unrealized gain (loss)	(0.80)	1.93	0.04	2.95	1.17	1.78
Total from investment operations	(0.82)	1.89	(0.07)	2.85	1.09	1.76
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized gains	(0.78)	(2.51)	(1.85)	(1.38)	-	-
Total dividends and distributions	(0.78)	(2.51)	(1.85)	(1.38)	-	-

Net Asset Value, End of Period	$ 8.82	$ 10.42	$ 11.04	$ 12.96	$ 11.49	$ 10.40

Total Return*	(8.37)%	19.19%	(0.62)%	25.46%	10.48%	20.37%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 11,000	$ 11,571	$ 10,469	$ 8,622	$ 6,940	$ 2,235
Ratio of net operating expenses to
average net assets (2)(3)	1.59%	1.64%	2.00%	1.89%	1.85%	1.89%
Ratio of net investment income (loss) to
average net assets (2)(3)	(0.38)%	(0.39)%	(0.94)%	(0.79)%	(0.65)%	(0.63)%
Portfolio Turnover Rate	44%	78%	130%	75%	76%	19%

	Small Cap Portfolio - Class I Shares
	Six
	Months Ended
	February 29,	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2008(1)	August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net Asset Value, Beginning of Period	$ 12.14	$ 13.05	$ 15.63	$ 13.02	$ 11.32	$ 10.26
Income (Loss) from Investment Operations:
Net investment income (loss)	0.01	0.03	(0.07)	(0.10)	(0.05)	(0.06)
Net realized and unrealized gain (loss)	(1.09)	1.57	0.99	2.72	1.97	1.94
Total from investment operations	(1.08)	1.60	0.92	2.62	1.92	1.88
Dividends and Distributions:
Dividends from net investment income	(0.01)	-	-	-	-	-
Distributions from realized gains	(2.77)	(2.51)	(3.50)	(0.01)	(0.22)	(0.82)
Total dividends and distributions	(2.78)	(2.51)	(3.50)	(0.01)	(0.22)	(0.82)

Net Asset Value, End of Period	$ 8.28	$ 12.14	$ 13.05	$ 15.63	$ 13.02	$ 11.32

Total Return*	(10.89)%	13.35%	6.99%	20.16%	17.08%	20.00%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 11,436	$ 14,919	$ 16,175	$ 17,564	$ 22,532	$ 23,838
Ratio of net operating expenses to
average net assets (2)	1.82%	1.32%	1.85%	1.85%	1.61%	1.96%
Ratio of net investment income (loss) to
average net assets (2)	0.11%	0.27%	(0.53)%	(0.66)%	(0.40)%	(0.62)%
Portfolio Turnover Rate	32%	42%	35%	17%	11%	20%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Annualized for periods less than one year.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Mid Cap Portfolio: 1.59% and (0.38)%, respectively, for the six months ended February 29, 2008; 1.64% and (0.39)%, respectively, for the year ended August 31, 2007; 2.03% and (0.97)%, respectively, for the year ended August 31, 2006; 1.89% and (0.79)%, respectively, for the year ended August 31, 2005; 1.85% and (0.65)%, respectively, for the year ended August 31, 2004; and 1.89% and (0.63)%, respectively, for the period ended August 31, 2003.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	International Equity Portfolio - Class I Shares
	Six
	Months Ended
	February 29,	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2008(1)	August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net Asset Value, Beginning of Period	$ 14.73	$ 12.97	$ 10.62	$ 8.76	$ 7.24	$ 7.08
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.06)	0.13	0.04	0.06	-	(0.02)
Net realized and unrealized gain (loss)	(0.47)	1.66	2.37	1.80	1.52	0.18
Total from investment operations	(0.53)	1.79	2.41	1.86	1.52	0.16
Dividends and Distributions:
Dividends from net investment income	(0.16)	(0.03)	(0.06)	-	-	-
Distributions from realized gains	-	-	-	-	-	-
Total dividends and distributions	(0.16)	(0.03)	(0.06)	-	-	-

Net Asset Value, End of Period	$ 14.04	$ 14.73	$ 12.97	$ 10.62	$ 8.76	$ 7.24

Total Return*	(3.67)%	13.82%	22.75%	21.23%	20.99%	2.26%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 12,007	$ 14,108	$ 13,507	$ 10,364	$ 10,854	$ 23,362
Ratio of net operating expenses to
average net assets (2)(3)	2.18%	1.82%	1.91%	2.00%	2.30%	2.30%
Ratio of net investment income (loss) to
average net assets (2)(3)	(0.84)%	0.92%	0.32%	0.63%	0.06%	(0.24)%
Portfolio Turnover Rate	38%	83%	69%	74%	183%	385%

	Health & Biotechnology Portfolio - Class I Shares
	Six
	Months Ended
	February 29,	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	2008(1)	August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net Asset Value, Beginning of Period	$ 14.72	$ 13.40	$ 14.42	$ 12.53	$ 11.41	$ 11.53
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.06)	(0.17)	(0.22)	(0.13)	(0.10)	(0.03)
Net realized and unrealized gain (loss)	(0.73)	1.49	(0.80)	2.02	1.22	(0.09)
Total from investment operations	(0.79)	1.32	(1.02)	1.89	1.12	(0.12)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized gains	-	-	-	-	-	-
Total dividends and distributions	-	-	-	-	-	-

Net Asset Value, End of Period	$ 13.93	$ 14.72	$ 13.40	$ 14.42	$ 12.53	$ 11.41

Total Return*	(5.37)%	9.85%	(7.07)%	15.08%	9.82%	(1.04)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 3,258	$ 2,137	$ 2,250	$ 1,524	$ 956	$ 247
Ratio of net operating expenses to
average net assets (2)(4)	2.18%	2.13%	2.30%	2.30%	2.30%	2.30%
Ratio of net investment income (loss) to
average net assets (2)(4)	(0.84)%	(1.15)%	(1.55)%	(0.99)%	(0.83)%	(0.75)%
Portfolio Turnover Rate	6%	25%	16%	111%	65%	10%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Annualized for periods less than one year.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the International Equity Portfolio: 2.18% and (0.84)%, respectively, for the six months ended February 29, 2008; 1.82% and 0.92%, respectively, for the year ended August 31, 2007; 1.91% and 0.32%, respectively, for the year ended August 31, 2006; 2.00% and 0.63%, respectively, for the year ended August 31, 2005; 2.44% and (0.08)%, respectively, for the year ended August 31, 2004; and 2.50% and (0.44)%, respectively, for the year ended August 31, 2003.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Health & Biotechnology Portfolio: 2.18% and (0.84)%, respectively, for the six months ended February 29, 2008; 2.13% and (1.15)%, respectively, for the year ended August 31, 2007; 2.38%, and (1.63)%, respectively, for the year ended August 31, 2006; 2.45% and (1.14)%, respectively, for the year ended August 31, 2005; 2.37% and (0.90)%, respectively, for the year ended August 31, 2004; 2.35% and (0.80)%, respectively, for the period ended August 31, 2003.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Technology & Communications Portfolio - Class I Shares
	Six
	Months Ended
	February 29,	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	2008(1)	August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net Asset Value, Beginning of Period	$ 9.95	$ 7.47	$ 7.55	$ 5.73	$ 6.70	$ 5.51
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.06)	(0.15)	(0.15)	(0.11)	(0.14)	(0.04)
Net realized and unrealized gain (loss)	(0.90)	2.63	0.07	1.93	(0.83)	1.23
Total from investment operations	(0.96)	2.48	(0.08)	1.82	(0.97)	1.19
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized gains	-	-	-	-	-	-
Total dividends and distributions	-	-	-	-	-	-

Net Asset Value, End of Period	$ 8.99	$ 9.95	$ 7.47	$ 7.55	$ 5.73	$ 6.70

Total Return*	(9.65)%	33.20%	(1.06)%	31.76%	(14.48)%	21.60%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 5,411	$ 3,915	$ 1,914	$ 1,440	$ 689	$ 190
Ratio of net operating expenses to
average net assets (2)(3)	1.83%	2.22%	2.30%	2.30%	2.30%	2.30%
Ratio of net investment income (loss) to
average net assets (2)(3)	(1.09)%	(1.73)%	(1.87)%	(1.54)%	(2.06)%	(2.17)%
Portfolio Turnover Rate	6%	163%	99%	70%	53%	21%

	Energy & Basic Materials Portfolio - Class I Shares
	Six
	Months Ended
	February 29,	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	2008(1)	August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net Asset Value, Beginning of Period	$ 34.71	$ 29.93	$ 27.43	$ 18.06	$ 14.55	$ 12.95
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.18)	(0.40)	(0.33)	(0.25)	(0.15)	(0.02)
Net realized and unrealized gain (loss)	3.83	6.10	3.19	9.62	3.66	1.62
Total from investment operations	3.65	5.70	2.86	9.37	3.51	1.60
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized gains	(10.85)	(0.92)	(0.36)	-	-	-
Total dividends and distributions	(10.85)	(0.92)	(0.36)	-	-	-

Net Asset Value, End of Period	$ 27.51	$ 34.71	$ 29.93	$ 27.43	$ 18.06	$ 14.55

Total Return*	10.19%	19.48%	10.44%	51.88%	24.12%	12.36%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 3,689	$ 3,144	$ 3,632	$ 2,015	$ 1,729	$ 297
Ratio of net operating expenses to
average net assets (2)(4)	2.30%	2.30%	2.30%	2.30%	2.30%	2.30%
Ratio of net investment income (loss) to
average net assets (2)(4)	(1.11)%	(1.27)%	(1.09)%	(1.15)%	(0.80)%	0.12%
Portfolio Turnover Rate	72%	87%	34%	65%	88%	22%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Annualized for periods less than one year.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Technology & Communications Portfolio:  1.83% and (1.09)%, respectively, for the six months ended February 29, 2008; 2.22% and (1.73)%, respectively, for the year ended August 31, 2007; 2.73%, and (2.30)%, respectively, for the year ended August 31, 2006; 2.75% and (1.99)%, respectively, for the year ended August 31, 2005; 2.32% and (2.09)%, respectively, for the year ended August 31, 2004; and 2.66% and (2.53)%, respectively, for the period ended August 31, 2003.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Energy & Basic Materials Portfolio: 2.30% and (1.11)%, respectivley, for the six months ended February 29, 2008; 2.31% and (1.28)%, respectively, for the year ended August 31, 2007; 2.41%, and (1.20)%, respectively, for the year ended August 31, 2006; 2.93% and (1.78)%, respectively, for the year ended August 31, 2005; 2.93% and (1.43)%, respectively, for the year ended August 31, 2004; and 3.97% and (1.55)%, respectively, for the period ended August 31, 2003.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Financial Services Portfolio - Class I Shares
	Six
	Months Ended
	February 29,	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	2008(1)	August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net Asset Value, Beginning of Period	$ 12.13	$ 13.50	$ 12.66	$ 11.69	$ 11.04	$ 9.97
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.02)	(0.07)	0.03	(0.11)	(0.11)	(0.03)
Net realized and unrealized gain (loss)	(1.53)	0.93	1.68	1.77	0.76	1.10
Total from investment operations	(1.55)	0.86	1.71	1.66	0.65	1.07
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized gains	(1.15)	(2.23)	(0.87)	(0.69)	-	-
Total dividends and distributions	(1.15)	(2.23)	(0.87)	(0.69)	-	-

Net Asset Value, End of Period	$ 9.43	$ 12.13	$ 13.50	$ 12.66	$ 11.69	$ 11.04

Total Return*	(13.97)%	5.21%	13.74%	14.15%	5.89%	10.73%
Ratios and Supplemental Data:
Net assets, end of period	$ 1,302,805	$ 1,520,005	$ 1,478,451	$ 1,022,409	$ 774,250	$ 158,672
Ratio of net operating expenses to
average net assets (2)(3)	2.30%	2.30%	2.30%	2.30%	2.30%	2.30%
Ratio of net investment income (loss) to
average net assets (2)(3)	(0.42)%	(0.49)%	0.24%	(0.92)%	(0.87)%	(0.82)%
Portfolio Turnover Rate	57%	92%	159%	150%	199%	32%

	Investment Quality Bond Portfolio - Class I Shares
	Six
	Months Ended
	February 29,	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2008(1)	August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net Asset Value, Beginning of Period	$ 9.75	$ 9.68	$ 9.90	$ 10.17	$ 10.52	$ 10.71
Income (Loss) from Investment Operations:
Net investment income (loss)	0.17	0.33	0.29	0.27	0.30	0.30
Net realized and unrealized gain (loss)	0.41	0.07	(0.16)	(0.09)	0.03	0.05
Total from investment operations	0.58	0.40	0.13	0.18	0.33	0.35
Dividends and Distributions:
Dividends from net investment income	(0.17)	(0.33)	(0.29)	(0.27)	(0.30)	(0.30)
Distributions from realized gains	-	-	(0.06)	(0.18)	(0.38)	(0.24)
Total dividends and distributions	(0.17)	(0.33)	(0.35)	(0.45)	(0.68)	(0.54)

Net Asset Value, End of Period	$ 10.16	$ 9.75	$ 9.68	$ 9.90	$ 10.17	$ 10.52

Total Return*	6.01%	4.17%	1.31%	1.77%	3.37%	3.42%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 14,238	$ 13,905	$ 13,835	$ 14,169	$ 17,449	$ 23,057
Ratio of net operating expenses to
average net assets (2)(4)	1.40%	1.40%	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income (loss) to
average net assets (2)(4)	3.44%	3.41%	2.98%	2.69%	2.97%	2.88%
Portfolio Turnover Rate	20%	49%	35%	50%	33%	66%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Annualized for periods less than one year.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Financial Services Portfolio: 3.23% and (1.36)%, respectivley, for the six months ended February 29, 2008; 3.42% and (1.61)%, respectively, for the year ended August 31, 2007; 3.37% and (0.83)%, respectively, for the year ended August 31, 2006; 3.70% and (2.32)%, respectively, for the year ended August 31, 2005; 3.13% and (1.69)%, respectively, for the year ended August 31, 2004; and 2.30% and (0.82)%, respectively, for the period ended August 31, 2003.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Investment Quality Bond Portfolio: 1.54% and 3.31%, respectively, for the six months ended February 29, 2008; 1.50% and 3.31%, respectively, for the year ended August 31, 2007; 1.66% and 2.72%, respectively, for the year ended August 31, 2006; 1.78% and 2.31%, respectively, for the year ended August 31, 2005; 1.81% and 2.55%, respectively, for the year ended August 31, 2004; and 1.70% and 2.58%, respectively, for the year ended August 31, 2003.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Municipal Bond Portfolio - Class I Shares
	Six
	Months Ended
	February 29,	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	2008(1)	August 31,	August 31,	August 31,	August 31,		August 31,
	(Unaudited)	2007(1)	2006(1)	2005(1)	2004(1)		2003(1)
Net Asset Value, Beginning of Period	$ 9.99	$ 10.19	$ 10.41	$ 10.50	$ 10.31		$ 10.63
Income (Loss) from Investment Operations:
Net investment income (loss)	0.16	0.32	0.32	0.31	0.34		0.35
Net realized and unrealized gain (loss)	0.12	(0.19)	(0.19)	(0.01)	0.25		(0.21)
Total from investment operations	0.28	0.13	0.13	0.30	0.59		0.14
Dividends and Distributions:
Dividends from net investment income	(0.16)	(0.32)	(0.32)	(0.31)	(0.34)		(0.35)
Distributions from realized gains	(0.06)	(0.01)	(0.03)	(0.08)	(0.06)		(0.11)
Total dividends and distributions	(0.22)	(0.33)	(0.35)	(0.39)	(0.40)		(0.46)

Net Asset Value, End of Period	$ 10.05	$ 9.99	$ 10.19	$ 10.41	$ 10.50		$ 10.31

Total Return*	2.81%	1.33%	1.30%	2.98%	5.86%		1.30%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 3,948	$ 4,173	$ 4,849	$ 6,038	$ 7,892		$ 5,766
Ratio of net operating expenses to
average net assets (2)(3)	1.40%	1.40%	1.40%	1.40%	1.40%		1.40%
Ratio of net investment income (loss) to
average net assets (2)(3)	3.13%	3.21%	3.16%	3.02%	3.24%		3.30%
Portfolio Turnover Rate	0%	33%	19%	25%	29%		11%

	U.S. Government Money Market Portfolio - Class I Shares
	Six
	Months Ended
	February 29,	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	2008(1)	August 31,	August 31,	August 31,	August 31,		August 31,
	(Unaudited)	2007(1)	2006(1)	2005(1)	2004(1)		2003(1)
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00		$ 1.00
Income (Loss) from Investment Operations:
Net investment income (loss)	0.02	0.04	0.03	0.01	(0.00)	**	0.00	**
Net realized and unrealized gain (loss)	-	-	-	-	-		-
Total from investment operations	0.02	0.04	0.03	0.01	(0.00)	**	0.00	**
Dividends and Distributions:
Dividends from net investment income	(0.02)	(0.04)	(0.03)	(0.01)	-		(0.00)	**
Distributions from realized gains	-	-	-	-	(0.00)	**	-
Total dividends and distributions	(0.02)	(0.04)	(0.03)	(0.01)	(0.00)	**	(0.00)	**

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00		$ 1.00

Total Return*	1.54%	4.10%	3.31%	1.28%	0.04%		0.12%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 18,601	$ 16,027	$ 17,339	$ 18,052	$ 22,247		$ 28,979
Ratio of net operating expenses to
average net assets (2)(4)	1.25%	1.25%	1.25%	1.25%	1.09%		1.23%
Ratio of net investment income (loss) to
average net assets (2)(4)	3.02%	4.07%	3.28%	1.23%	0.00%		0.12%
Portfolio Turnover Rate	N/A	N/A	N/A	N/A	N/A		N/A
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Annualized for periods less than one year.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Municipal Bond Portfolio: 1.63% and 2.91%, respectively, for the six months ended February 29, 2008; 1.60% and 3.01%, respectively, for the year ended August 31, 2007; 2.16% and 2.40%, respectively, for the year ended August 31, 2006; 2.09% and 2.33%, respectively, for the year ended August 31, 2005; 1.90% and 2.73%, respectively, for the year ended August 31, 2004; and 2.07% and 2.63%, respectively, for the year ended August 31, 2003.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the U.S. Government Money Market Portfolio: 1.50% and 2.77%, respectivley, for the six months ended February 29, 2008; 1.38% and 3.94%, respectively, for the year ended August 31, 2007; 1.63% and 2.89%, respectively, for the year ended August 31, 2006; 1.24% and 4.03%, respectively, for the year ended August 31, 2005; 1.74% and (0.65)%, respectively, for the year ended August 31, 2004; and 1.72% and (0.37)%, respectively, for the year ended August 31, 2003.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and services fees (12b-1 fees), and other fund expenses.    The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.   Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from September 1, 2007 through

February 29, 2008.

Actual Expenses:  The first table provides information about actual account values and actual expenses.  The shareholder may use the information in this line, together with the amount invested, to estimate the expenses that would be paid over the period.  Simply divide account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses paid on the account during the period.

	Beginning Account Value – 9/1/2007	Ending Account Value – 2/29/2008	Expense Paid 9/1/2007-2/29/2008*	Expense Ratio [Annualized]
Actual Expenses – Table 1:
Large Capitalization Value – Class I	$1,000.00	$817.70	$7.41	1.64%
Large Capitalization Value – Class A	1,000.00	815.80	9.28	2.05
Large Capitalization Value – Class B	1,000.00	813.50	11.90	2.64
Large Capitalization Value – Class C	1,000.00	813.40	11.95	2.65
Large Capitalization Growth – Class I	1,000.00	986.10	6.37	1.29
Large Capitalization Growth – Class A	1,000.00	984.30	8.36	1.69
Large Capitalization Growth – Class B	1,000.00	981.00	11.28	2.29
Large Capitalization Growth – Class C	1,000.00	981.70	11.28	2.29
Mid Capitalization – Class I	1,000.00	916.30	7.58	1.59
Mid Capitalization – Class A	1,000.00	915.80	9.53	2.00
Mid Capitalization – Class B	1,000.00	912.00	12.41	2.61
Mid Capitalization – Class C	1,000.00	912.80	12.37	2.60
Small Capitalization – Class I	1,000.00	891.10	8.56	1.82
Small Capitalization – Class A	1,000.00	889.30	11.73	2.49
Small Capitalization – Class B	1,000.00	887.20	13.23	2.82
Small Capitalization – Class C	1,000.00	887.70	13.24	2.82
International Equity – Class I	1,000.00	963.30	10.64	2.18
International Equity – Class A	1,000.00	961.60	12.76	2.61
International Equity – Class B	1,000.00	958.40	15.44	3.17
International Equity – Class C	1,000.00	958.60	15.49	3.18
Health & Biotechnology – Class I	1,000.00	946.30	10.55	2.18
Health & Biotechnology – Class A	1,000.00	944.20	12.42	2.57
Health & Biotechnology – Class B	1,000.00	940.60	15.30	3.17
Health & Biotechnology – Class C	1,000.00	940.70	15.30	3.17
Technology & Communications – Class I	1,000.00	903.50	8.66	1.83
Technology & Communications – Class A	1,000.00	901.80	10.50	2.22
Technology & Communications – Class B	1,000.00	898.90	13.31	2.82
Technology & Communications – Class C	1,000.00	899.10	13.32	2.82
Energy & Basic Materials – Class I	1,000.00	1,101.90	12.02	2.30
Energy & Basic Materials – Class A	1,000.00	1,099.40	14.09	2.70
Energy & Basic Materials – Class B	1,000.00	1,096.20	17.20	3.30
Energy & Basic Materials – Class C	1,000.00	1,096.10	17.20	3.30
Financial Services – Class I	1,000.00	860.30	10.64	2.30
Financial Services – Class A	1,000.00	859.70	12.48	2.70
Financial Services – Class B	1,000.00	855.50	15.22	3.30
Financial Services – Class C	1,000.00	855.30	15.22	3.30
Investment Quality Bond – Class I	1,000.00	1,060.10	7.17	1.40
Investment Quality Bond – Class A	1,000.00	1,059.00	9.24	1.80
Investment Quality Bond – Class B	1,000.00	1,056.00	12.27	2.40
Investment Quality Bond – Class C	1,000.00	1,054.90	12.26	2.40
Municipal Bond – Class I	1,000.00	1,028.10	7.06	1.40
Municipal Bond – Class A	1,000.00	1,017.20	9.05	1.80
Municipal Bond – Class B	1,000.00	1,021.90	12.07	2.40
Municipal Bond – Class C	1,000.00	1,022.90	12.07	2.40
U.S. Government Money Market – Class I	1,000.00	1,015.40	6.26	1.25
U.S. Government Money Market – Class A	1,000.00	1,015.40	8.29	1.65
U.S. Government Money Market – Class B	1,000.00	1,015.40	11.27	2.25
U.S. Government Money Market – Class C	1,000.00	1,015.40	11.27	2.25

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Hypothetical Examples for Comparison Purposes:  The second table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period.  This information may be used to compare the ongoing costs of investing in the fund and other mutual funds.  To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

	Beginning Account Value – 9/1/2007	Ending Account Value – 2/29/2008	Expense Paid 9/1/2007-2/29/2008*	Expense Ratio [Annualized]
Hypothetical [5% Return Before Expenses] – Table 2:
Large Capitalization Value – Class I	$1,000.00	$1,016.71	$8.22	1.64%
Large Capitalization Value – Class A	1,000.00	1,014.71	10.30	2.05
Large Capitalization Value – Class B	1,000.00	1,011.74	13.20	2.64
Large Capitalization Value – Class C	1,000.00	1,011.69	13.25	2.65
Large Capitalization Growth – Class I	1,000.00	1,018.45	6.47	1.29
Large Capitalization Growth – Class A	1,000.00	1,016.50	8.50	1.69
Large Capitalization Growth – Class B	1,000.00	1,013.48	11.46	2.29
Large Capitalization Growth – Class C	1,000.00	1,013.48	11.46	2.29
Mid Capitalization – Class I	1,000.00	1,016.96	7.97	1.59
Mid Capitalization – Class A	1,000.00	1,014.92	10.02	2.00
Mid Capitalization – Class B	1,000.00	1,011.88	13.06	2.61
Mid Capitalization – Class C	1,000.00	1,011.93	13.01	2.60
Small Capitalization – Class I	1,000.00	1,015.81	9.12	1.82
Small Capitalization – Class A	1,000.00	1,012.52	12.49	2.49
Small Capitalization – Class B	1,000.00	1,010.84	14.10	2.82
Small Capitalization – Class C	1,000.00	1,010.84	14.10	2.82
International Equity – Class I	1,000.00	1,014.02	10.92	2.18
International Equity – Class A	1,000.00	1,011.92	13.09	2.61
International Equity – Class B	1,000.00	1,009.10	15.84	3.17
International Equity – Class C	1,000.00	1,009.05	15.88	3.18
Health & Biotechnology – Class I	1,000.00	1,014.02	10.92	2.18
Health & Biotechnology – Class A	1,000.00	1,012.08	12.86	2.57
Health & Biotechnology – Class B	1,000.00	1,009.10	15.84	3.17
Health & Biotechnology – Class C	1,000.00	1,009.10	15.84	3.17
Technology & Communications – Class I	1,000.00	1,015.76	9.17	1.83
Technology & Communications – Class A	1,000.00	1,013.82	11.12	2.22
Technology & Communications – Class B	1,000.00	1,010.84	14.10	2.82
Technology & Communications – Class C	1,000.00	1,010.84	14.10	2.82
Energy & Basic Materials – Class I	1,000.00	1,013.43	11.51	2.30
Energy & Basic Materials – Class A	1,000.00	1,011.44	13.50	2.70
Energy & Basic Materials – Class B	1,000.00	1,008.45	16.48	3.30
Energy & Basic Materials – Class C	1,000.00	1,012.93	12.01	2.40
Financial Services – Class I	1,000.00	1,013.43	11.51	2.30
Financial Services – Class A	1,000.00	1,011.44	13.50	2.70
Financial Services – Class B	1,000.00	1,008.45	16.48	3.30
Financial Services – Class C	1,000.00	1,008.45	16.48	3.30
Investment Quality Bond – Class I	1,000.00	1,017.90	7.02	1.40
Investment Quality Bond – Class A	1,000.00	1,013.51	9.04	1.80
Investment Quality Bond – Class B	1,000.00	1,012.93	12.01	2.40
Investment Quality Bond – Class C	1,000.00	1,008.45	16.48	3.30
Municipal Bond – Class I	1,000.00	1.017.90	7.02	1.40
Municipal Bond – Class A	1,000.00	1,013.51	9.04	1.80
Municipal Bond – Class B	1,000.00	1,012.93	12.01	2.40
Municipal Bond – Class C	1,000.00	1,012.93	12.01	2.40
U.S. Government Money Market – Class I	1,000.00	1,018.65	6.27	1.25
U.S. Government Money Market – Class A	1,000.00	1,017.00	8.30	1.65
U.S. Government Money Market – Class B	1,000.00	1,013.67	11.27	2.25
U.S. Government Money Market – Class C	1,000.00	1,013.67	11.27	2.25

* Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the days in reporting period).

THE SARATOGA

ADVANTAGE TRUST

Privacy Policy for the Saratoga Advantage Trust

The Saratoga Advantage Trust (“Saratoga”) respects your right to privacy.   We also know that you expect us to conduct and process your business in an accurate and efficient manner.   To do so, we must collect and maintain certain non-public personal information about you.   This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates or third parties.  We do not disclose any non-public personal information about you or any of our former customers to anyone, except as permitted by law.   Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the non-public personal information we collect to companies that perform services on our behalf, such as Saratoga’s transfer agent, or printers and mailers that assist us in the distribution of investor materials.   These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose.   To protect your non-public personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your non-public personal information.

How to Obtain Proxy Voting Information

Information regarding how the Portfolios voted proxies relating to portfolio securities during the period ended June 30, 2007 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-888-672-4839 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-888-672-4839.

Item 2. Code of Ethics.    Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.   Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.   Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.   Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a Vote of Security Holders.   None.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of February 28, 2008, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

The Saratoga Advantage Trust

By (Signature and Title)

*

/s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date

5/5/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

/s/ Mark S. Marrone

Mark S. Marrone, Treasurer and Chief Financial Officer

Date

5/5/08

By (Signature and Title)

*

/s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date

5/5/08

* Print the name and title of each signing officer under his or her signature.